Exhibit 21.1
Subsidiaries of the Company

Listed below are subsidiaries of UnitedHealth Group Incorporated as of December 31, 2024. Those subsidiaries not listed would not, in the aggregate, constitute a “significant subsidiary” of UnitedHealth Group Incorporated, as that term is defined in Rule 1-02(w) of Regulation S-X.

Name of Entity	State of Jurisdiction or Domicile	Doing Business As
1070715 B.C. Unlimited Liability Company	British Columbia
310 Canyon Medical, LLC	California
4C MSO LLC	Delaware
5995 Minnetonka, LLC	Delaware
7139 Red Bug Oviedo RE, LLC	Florida
8923 Soper Hill Marysville, LLC	Delaware
A Better Way Therapy, L.L.C.	Nebraska
A+ Learning and Development Centers LLC	Ohio	A+ Solutions
AAA Home Health, Inc.	Louisiana	Nursing Care Home Health
Able Home Health, Inc.	Alabama
Able Home Health, Inc.	Mississippi	Mississippi HomeCare of Bruce Mississippi HomeCare of Columbus Mississippi HomeCare of Eupora Mississippi HomeCare of Grenada Mississippi HomeCare of Kosciusko Mississippi HomeCare of Starkville
AbleTo, Inc.	Delaware
Acadian Home Health Care Services, L.L.C.	Louisiana	Southern Home Health
Acadian HomeCare of New Iberia, LLC	Louisiana
Acadian HomeCare, L.L.C.	Louisiana	Acadian HomeCare / Acadia Parish Kaplan HomeCare Ville Platte Home Health Agency
Acadian Physical Therapy Services, LLC	Louisiana
Access Hospice, LLC	Missouri	Access Hospice Care
ACF Group, Inc.	Delaware
ACHC ACO, LLC	Kentucky
ACN Group IPA of New York, Inc.	New York
ACN Group of California, Inc.	California	OptumHealth Physical Health of California
ACO Clinical Partners, LLC	Kentucky
Administradora Clínica La Colina S.A.S.	Colombia
Administradora Country S.A.S.	Colombia
Administradora Médica Centromed S.A.	Chile
Adult Day Care of America, Inc.	Delaware	Almost Family
Advanced Care House Calls of Alabama, LLC	Alabama
Advanced Care House Calls of California, LLC	California
Advanced Care House Calls of Colorado, LLC	Colorado
Advanced Care House Calls of Connecticut, LLC	Connecticut
Advanced Care House Calls of Florida, LLC	Florida
Advanced Care House Calls of Georgia, LLC	Georgia
Advanced Care House Calls of Idaho, LLC	Idaho
Advanced Care House Calls of Illinois, LLC	Illinois
Advanced Care House Calls of Michigan, LLC	Michigan

Advanced Care House Calls of Mississippi, LLC	Mississippi
Advanced Care House Calls of New Hampshire, LLC	New Hampshire
Advanced Care House Calls of New Mexico, LLC	New Mexico
Advanced Care House Calls of Oregon, LLC	Oregon
Advanced Care House Calls of Pennsylvania, LLC	Pennsylvania
Advanced Care House Calls of Rhode Island, LLC	Rhode Island
Advanced Care House Calls of South Carolina, LLC	South Carolina
Advanced Care House Calls of Tennessee, LLC	Tennessee
Advanced Care House Calls of Texas, LLC	Texas
Advanced Care House Calls of Virginia, LLC	Virginia
Advanced Care House Calls of Washington, LLC	Washington
Advanced Care House Calls of Wisconsin, LLC	Wisconsin
Advanced Clinical Partners, LLC	Kentucky
Advanced Geriatric Education & Consulting, LLC	Ohio
Advanced Surgery Center of Carlsbad, LLC	California
Advanced Surgery Center of Clifton, LLC	New Jersey
Advanced Surgical Center, LLC	Texas
Advanced Surgical Hospital, LLC	Pennsylvania
Advanced Therapy Associates LLC	Oklahoma
Advocate Condell Ambulatory Surgery Center, LLC	Illinois	Advocate Surgery Center - Libertyville
Advocate Southwest Ambulatory Surgery Center, L.L.C.	Illinois	Tinley Woods Surgery Center
Advocate-SCA Partners, LLC	Delaware
Aesthetic Plastic Surgery Institute of Louisville, LLC	Kentucky	Louisville Surgery Center, LLC
AFAM Acquisition, LLC	Kentucky
AFAM Holding Co II, LLC	Delaware
AFAM Holding Co III, LLC	Delaware
AFAM Holding Co IV, LLC	Oklahoma
AFAM Holding Co V, LLC	Delaware
AFAM Holding Co VI, LLC	North Carolina
AFAM Holding Co VII, LLC	Delaware
AFAM Holding Co VIII, LLC	Delaware
AFAM Holding Co, LLC	Delaware
AFAM Sub I, LLC	Delaware
AF-CH-HH, LLC	Delaware
Affirmations Psychological Services, LLC	Ohio	Tomorrow Begins Today Consulting
AHCG Management, LLC	Arkansas
AHN Central Services, LLC	Indiana
AHN Target Holdings, LLC	Delaware	Optum Health Networks Indiana
Alabama Health Care Group, LLC	Alabama
Alabama Homecare of Montgomery, LLC	Alabama	Alabama Homecare of Montgomery
Alabama Physical Therapy Services of Birmingham, LLC	Alabama	Alabama Physical Therapy Services of Birmingham
Alabama Physical Therapy Services of Foley, LLC	Alabama
Alaska Health Care Group, LLC	Alaska
Aliansalud Entidad Promotora de Salud S.A.	Colombia
All Savers Insurance Company	Indiana
All Savers Life Insurance Company of California	California

Allina Health Surgery Center - Lakeville, LLC	Minnesota
Allina Health Surgery Center - Vadnais Heights, LLC	Minnesota
Almost Family ACO Services of Kentucky, LLC	Kentucky
Almost Family ACO Services of South Florida, LLC	Florida
Almost Family ACO Services of Tennessee, LLC	Tennessee
Almost Family PC of Ft. Lauderdale, LLC	Florida	Almost Family
Almost Family PC of Kentucky, LLC	Kentucky	Almost Family of Fort Wright
Almost Family PC of SW Florida, LLC	Florida
Almost Family PC of West Palm, LLC	Florida	Almost Family
Almost Family Personal Care, LLC	Wisconsin	Almost Family Personal Care
Almost Family, Inc.	Delaware
Aloha Surgical Center, LLC	Tennessee
Altus Hospice of Georgia, LLC	Delaware	Heart of Hospice Atlanta Heart of Hospice West Atlanta
Ambient Healthcare, Inc.	Florida
Ambient Holdings, Inc.	Delaware
Ambulatory Center for Endoscopy, L.L.C.	New Jersey
American Health Network of Indiana II, LLC	Indiana	HealthCare Network
American Health Network of Kentucky, LLC	Kentucky
American Health Network of Ohio Care Organization, LLC	Ohio
American Health Network of Ohio II, LLC	Ohio
American Health Network of Ohio, LLC	Ohio
AmeriChoice Corporation	Delaware
AmeriChoice of New Jersey, Inc.	New Jersey	UnitedHealthcare Community Plan
AMG Health, LLC	Delaware
Amigo Family Counseling, LLC	Ohio
Análisis Clínicos ML S.A.C.	Peru
Antelope Valley Surgery Center, L.P.	California
Apex Clinical Partners, LLC	Kentucky
Apothecary Holdings, Inc.	Delaware
AppleCare Medical Management, LLC	Delaware	Optum
Aquitania Chilean Holding SpA	Chile
Arcadia JV Holdings, LLC	Delaware
Arise Physician Group	Texas
Arizona Cardiovascular Institute, LLC	Arizona
Arizona Health Care Group, LLC	Arizona
Arizona In-Home Healthcare Partnership-I, LLC	Arizona
Arizona In-Home Healthcare Partnership-II, LLC	Arizona
Arizona In-Home Healthcare Partnership-III, LLC	Arizona
Arizona In-Home Partner-I, LLC	Arizona	Havasu Regional Medical Center Home Health
Arizona In-Home Partner-II, LLC	Arizona	Valley View Home Health
Arizona In-Home Partner-III, LLC	Arizona	Casa de la Paz Hospice
Arizona Physical Therapy Services of Cottonwood, LLC	Arizona	Arizona Physical Therapy Services of Cottonwood
Arizona Physical Therapy Services of Mesa, LLC	Arizona
Arizona Physical Therapy Services of Phoenix, LLC	Arizona

Arizona Physical Therapy Services of Scottsdale, LLC	Arizona
Arizona Physicians IPA, Inc.	Arizona	UnitedHealthcare Community Plan
Arkansas Extended Care, LLC	Arkansas	Arkansas Community-Based Services
Arkansas Health Care Group, LLC	Arkansas
Arkansas Healthcare Partners, LLC	Arkansas
Arkansas Home Health Providers-III, LLC	Arkansas	Arkansas Home Health Providers-West Memphis Elite Home Health
Arkansas Home Health Providers-IV, LLC	Arkansas	Elite Home Health
Arkansas Home Hospice, LLC	Arkansas	Arkansas Home Health & Hospice Providers Arkansas Home Hospice Providers Elite Hospice
Arkansas HomeCare of Forrest City, LLC	Arkansas	ACMC Family Home Health Arkansas Homecare of Forrest City Elite Home Health Northeast Arkansas Homecare
Arkansas HomeCare of Fulton, LLC	Arkansas	Arkansas Homecare of Fulton Elite Home Health North Arkansas Homecare
Arkansas HomeCare of Hot Springs, LLC	Arkansas	Central Arkansas Homecare Elite Home Health
Arkansas In-Home Healthcare Partnership-I, LLC	Arkansas
Arkansas In-Home Healthcare Partnership-II, LLC	Arkansas
Arkansas In-Home Partner-I, LLC	Arkansas	Saline Memorial Home Health
Arkansas In-Home Partner-II, LLC	Arkansas	Saline Memorial Hospice
Arkansas Nursing Providers, LLC	Arkansas
Arkansas Physical Therapy Services of Conway, LLC	Arkansas	Arkansas Physical Therapy Services of Conway
Arkansas Physical Therapy Services of Hot Springs, LLC	Arkansas	Arkansas Physical Therapy Services of Hot Springs
Arkansas Physical Therapy Services of Rogers, LLC	Arkansas	Arkansas Physical Therapy Services of Rogers
Arlington Surgery Center, LLC	Texas
Arusha LLC	Pennsylvania	The Surgery Center of Chester County
ASC Computer Software (NZ) Limited	Auckland
ASC Computer Software Pty. Ltd.	New South Wales
ASC Holdings of New Jersey, LLC	New Jersey
ASC Network, LLC	Delaware
ASC PEO, LLC	Delaware
Ascribe Limited	Nairobi
Ascribe Limited	United Kingdom
Assisted Care by Black Stone of Central Ohio, LLC	Ohio	Comfort Home Care
Assisted Care by Black Stone of Cincinnati, LLC	Ohio	Home Care by Black Stone
Assisted Care by Black Stone of Dayton, LLC	Ohio	Home Care by Black Stone Home Care by Black Stone Springfield
Assisted Care by Black Stone of Northwest Ohio, LLC	Ohio
Assisted Care by Black Stone of Toledo, LLC	Ohio
Assured Capital Partners, Inc.	Nevada
ASV-HOPCo-SCA Cornerstone, LLC	Florida
Athens-Limestone HomeCare, LLC	Alabama	Athens-Limestone HomeCare
Atlanta Outpatient Surgery Center, Inc.	Georgia

Atlanta Surgery Center, Ltd. (L.P.)	Georgia	Atlanta Outpatient Surgery Center
Atlantic Gastro Surgicenter, LLC	New Jersey	ACCESS
Atlantic Homeaid, Inc.	Georgia	SunCrest Companion Services
Atlantic Homecare, Inc.	Georgia
Atrius MSO, LLC	Delaware
Augusta Home Care Services, LLC	Delaware	Trinity Home Health Trinity Home Health of Aiken Trinity Hospice Trinity Hospice of Aiken
Aventura Medical Tower Surgery Center, LLC	Florida
Avery Parent Holdings, Inc.	Delaware
Aveta Inc.	Delaware
Awesome MSO, LLC	Minnesota
AxelaCare Intermediate Holdings, LLC	Delaware	Alaska Business License #2143943
AxelaCare, LLC	Delaware
Azina, LLC	Delaware	Azina Specialty Pharmacy, LLC
Banmédica Colombia S.A.S.	Colombia
Banmédica Internacional SpA	Chile
Banmédica SpA	Chile
Baton Rouge HomeCare, L.L.C.	Louisiana	Feliciana Home Health South
Bayfront HMA Home Health LLC	Florida	Bayfront Health St. Petersburg - Home Care
Beach Surgical Holdings III, LLC	California
Beacon Orthopaedic Partners HoldCo, LLC	Delaware
Beacon Parent, LLC	Delaware
Beaumont ASC, LP	Texas	Beaumont Heart & Vascular Surgery Center
Beauregard Memorial Hospital HomeCare, L.L.C.	Louisiana	Beauregard Home Health Beauregard Memorial Hospital Home Health Agency
Behavioral Healthcare Options, Inc.	Nevada
Beltway Surgery Centers, L.L.C.	Indiana
Benefit Administration for the Self Employed, L.L.C.	Iowa
Benefitter Insurance Solutions, Inc.	Delaware	Benefitter Insurance Services, Inc. Benefitter Solutions
Berwick Home Care Services, LLC	Delaware	Commonwealth Home Health & Hospice of Berwick Commonwealth Hospice of Berwick
BGR Acquisition, LLC	Florida	Apex Home Healthcare
BHC Services, Inc.	New York	Willcare
Bind Benefits, Inc.	Delaware	BIND Surest Surest Administrator Services Surest, Inc.
Birmingham Home Care Services, LLC	Delaware
Birmingham Outpatient Surgical Center, LLC	Delaware
Black Stone of Central Ohio, LLC	Ohio
Black Stone of Cincinnati, LLC	Ohio
Black Stone of Dayton, LLC	Ohio
Black Stone of Northeast Ohio, LLC	Ohio
Black Stone of Northwest Ohio, LLC	Ohio

Black Stone Operations, LLC	Ohio	Assisted Care by Black Stone Home Care by Black Stone Home Healthcare by Black Stone
Blackstone Group, LLC	Ohio
Blackstone Health Care, LLC	Ohio
Bloomfield ASC, LLC	Connecticut
Blue Island Home Care Services, LLC	Delaware	LHC Illinois Home Health
Blue Ridge GP, LLC	North Carolina
Bluegrass Accountable Care, LLC	Kentucky
B-NWI2, LLC	Nevada
Body Image Therapy Center Intensive LLC	Maryland
Boone Memorial HomeCare, LLC	West Virginia	Boone Memorial HomeCare
Bordeaux (Barbados) Holdings I, SRL	Barbados
Bordeaux (Barbados) Holdings II, SRL	Barbados
Bordeaux Holding SpA	Chile
Bordeaux Holdings, LLC	Delaware
Bordeaux International Financing, Inc.	Delaware
Bordeaux International Holdings, Inc.	Delaware
Bordeaux UK Holdings I Limited	United Kingdom
Bordeaux UK Holdings II Limited	United Kingdom
Bordeaux UK Holdings III Limited	United Kingdom
Bracor, Inc.	New York	Willcare
Brevard HMA Home Health, LLC	Florida	Mederi Caretenders Wuesthoff Health System Home Health
Brevard HMA Hospice, LLC	Florida	Mederi Caretenders Hospice Wuesthoff Health System Brevard Hospice and Palliative Care
Brighter Financial, Inc.	Delaware
BriovaRx Infusion Services 102, LLC	Delaware
BriovaRx of Florida, Inc.	Delaware
BriovaRx of Maine, Inc.	Maine
Bryan/College Station ASC, LP	Texas	The Heart & Vascular Surgery Center
B-VV1, LLC	Utah
CAI NCP East Mesa JV, LLC	Delaware
California Health Care Group, LLC	California
California Medical Group Insurance Company, Risk Retention Group	Arizona
Cambridge Home Health Care Holdings, Inc.	Delaware
Cambridge Home Health Care, Inc.	Ohio	Cambridge Caretenders Cambridge Home Health Care Home Care by Black Ston
Cambridge Home Health Care, Inc./Private	Ohio	Cambridge Home Health Care Private - Ontario
Cambridge Home Health Care Private - Sandusky
Cambridge Home Health Care Private - Sheffield Village
Cambridge Home Health Care Private - The Plains
Cambridge Home Health Care Private - Wooster
Cambridge Personal Care, LLC	Ohio	Cambridge Personal Care

Camden HomeCare, LLC	Alabama	Alabama HomeCare
Camp Hill-SCA Centers, LLC	Delaware
Cape Fear Valley HomeCare and Hospice, LLC	North Carolina	Cape Fear Valley Home Health Cape Fear Valley Hospice and Palliative Care
Capital City Medical Group, L.L.C.	Louisiana	Primary Care Plus
Capstone Behavioral Health, Inc.	Nebraska
Cardiac Cath Lab of Alexandria GP, LLC	Texas
Cardiac Cath Lab of Alexandria, LP	Texas
Cardiac Cath Lab of Beaumont GP, LLC	Texas
Cardiac Cath Lab of Beaumont, LP	Texas
Cardiac Cath Lab of Bryan/College Station GP, LLC	Texas
Cardiac Cath Lab of Bryan/College Station, LP	Texas	The Heart & Vascular Center
Cardiac Cath Lab of Collin County GP, LLC	Texas
Cardiac Cath Lab of Conroe GP, LLC	Texas
Cardiac Cath Lab of Conroe, LP	Texas	College Park Heart & Vascular Center
Cardiac Cath Lab of Dallas GP, LLC	Texas
Cardiac Cath Lab of Fort Worth GP, LLC	Texas
Cardiac Cath Lab of Fort Worth, LP	Texas	Heart and Vascular Center of Fort Worth
Cardiac Cath Lab of Lake Charles GP, LLC	Texas
Cardiac Cath Lab of Mid Cities GP, LLC	Texas
Cardiac Cath Lab of Mid Cities, LP	Texas
Cardiac Cath Lab of Phoenix GP, LLC	Delaware
Cardiac Cath Lab of Phoenix, LP	Delaware
Cardiac Cath Lab of Tyler GP, LLC	Texas
Cardiac Cath Lab of Waco GP, LLC	Texas
Cardiac Cath Lab of Waco, LP	Texas
Cardiac Cath Lab of Wichita GP, LLC	Texas
Cardiac Cath Lab of Wichita, LP	Delaware
Cardiovascular Consultants, Ltd.	Arizona
Care Advisors by Black Stone, LLC	Ohio
Care Improvement Plus of Texas Insurance Company	Texas	Care Improvement Plan
Care Improvement Plus South Central Insurance Company	Nebraska
Care Improvement Plus Wisconsin Insurance Company	Wisconsin	UnitedHealthcare Community Plan
CareMount Dental Member, LLC	Delaware
CareMount Health Solutions, LLC	Delaware	Optum Medical Management
CareMount Value Partners IPA, LLC	New York	Optum IPA of New York
Caretenders of Cleveland, Inc.	Kentucky	Caretenders
Caretenders of Columbus, Inc.	Kentucky
Caretenders of Jacksonville, LLC	Florida	Apex Health and Rehab Center Apex Home Healthcare Florida Physical Therapy Services at LPGA
Caretenders Visiting Services Employment Company, Inc.	Kentucky
Caretenders Visiting Services of District 6, LLC	Kentucky	Florida Home Health Mederi Caretenders
Caretenders Visiting Services of District 7, LLC	Kentucky	Mederi Caretenders

Caretenders Visiting Services of Gainesville, LLC	Florida	Mederi Caretenders Mederi Caretenders Health & Rehab
Caretenders Visiting Services of Hernando County, LLC	Florida	Better @ Home Mederi Caretenders
Caretenders Visiting Services of Kentuckiana, LLC	Kentucky	Almost Family Angels of Mercy Homecare Caretenders
Caretenders Visiting Services of Ocala, LLC	Florida	Better @ Home
Caretenders Visiting Services of Orlando, LLC	Kentucky
Caretenders Visiting Services of Pinellas County, LLC	Florida	Mederi Caretenders
Caretenders Visiting Services of Southern Illinois, LLC	Illinois	Mederi Caretenders of Fairview Heights
Caretenders Visiting Services of St. Augustine, LLC	Florida	Apex Companion Care Community Home Health Care
Caretenders Visiting Services of St. Louis, LLC	Missouri
Caretenders VNA of Ohio, LLC	Ohio
Caretenders VS of Boston, LLC	Massachusetts	Caretenders
Caretenders VS of Central KY, LLC	Kentucky	Caretenders - Lexington Caretenders of Northern KY
Caretenders VS of Lincoln Trail, LLC	Kentucky	Caretenders
Caretenders VS of Louisville, LLC	Kentucky	Caretenders - Louisville
Caretenders VS of Ohio, LLC	Ohio	Caretenders Fairfield VNA
Caretenders VNA
Fairfield County Area Visiting Nurse Association
Fairfield Home Health Care Agency
Fairfield Home Health Care Association
Fairfield Visiting Nurse Association
Fairfield VNA
Home Care by Black Stone
Home Healthcare by Black Stone
Caretenders VS of SE Ohio, LLC	Ohio	Caregivers Caregivers Health Network Home Care by Blck Stone Home Healthcare by Black Stone
Caretenders VS of Western KY, LLC	Kentucky	Caldwell County Home Health Caretenders - Owensboro
Castle Hills Surgicare, LLC	Texas
Castle Rock SurgiCenter, LLC	Colorado
Catalyst360, LLC	Delaware	Alaska Business License #2183585 CATALYST360 INSURANCE SERVICES, LLC
Catamaran S.á.r.l.	Luxembourg
CDC Holdings Colombia S.A.S.	Colombia
Cedar Creek Home Health Care Agency, LLC	Tennessee	Deaconess HomeCare
Celebration Surgery Center, LLC	Florida
Center for Advanced Surgical Specialists, LLC	Florida
Center for Cardiovascular Research and Education, LLC	Arizona
Center for Quality Improvement, LLC	Delaware
Central Florida Partnership, LLC	Florida
Central Jersey Ambulatory Surgical Center, L.L.C.	New Jersey
Central Park Surgery Center, LLC	Texas
Centre Home Care LLC	Alabama	Cherokee Home Health
CentrifyHealth, LLC	Delaware

Centro de Entrenamiento Capacitación en Reanimación SpA	Chile
Centro de Servicios Compartidos Banmédica SpA	Chile
Centro Odontológico Americano S.A.C.	Peru
Centromed Quilpué S.A.	Chile
Centros Médicos y Dentales Multimed Ltda.	Chile
Centurion Casualty Company	Nebraska
Chalfont HoldCo, LLC	Pennsylvania
Chandler Lake Elizabeth Estates, LLC	Nevada
Change Encircle, LLC	Delaware
Change Healthcare Advocates, LLC	Delaware	Altegra Health Connections, LLC
Change Healthcare Business Fulfillment, LLC	Delaware
Change Healthcare Canada Company	Nova Scotia
Change Healthcare Communications, LLC	Delaware	Express Bill LLC
Change Healthcare Correspondence Services, Inc.	Texas	Adminisource Communications, Inc.
Change Healthcare Engagement Solutions, Inc.	Delaware	Change Healthcare Corporation
Change Healthcare eRx Canada, Inc.	British Columbia
Change Healthcare Finance, Inc.	Delaware
Change Healthcare HealthQx, LLC	Pennsylvania	Change Healthcare HealthQX, LLC
Change Healthcare Holdco Inc.	Delaware
Change Healthcare Holdings, Inc.	Delaware
Change Healthcare Holdings, LLC	Delaware
Change Healthcare Imaging Australia Pty Limited	Australia
Change Healthcare Inc.	Delaware
Change Healthcare Intermediate Holdings, Inc.	Delaware
Change Healthcare Intermediate Holdings, LLC	Delaware
Change Healthcare Ireland Limited	Ireland
Change Healthcare Ireland Solutions Limited	Ireland
Change Healthcare LLC	Delaware
Change Healthcare Operations, LLC	Delaware
Change Healthcare Payer Payment Integrity, LLC	Delaware
Change Healthcare Performance, Inc.	Delaware
Change Healthcare Pharmacy Solutions, Inc.	Maine	DBA Goold Health Systems Inc.
GHS Data Management
GHS Data Processing Services, Inc.
GHS II
Goold Health Systems
Goold Health Systems, (INC.)
Goold Health Systems, Inc.
Goold Health Systems, Inc. a/k/a Goold Health Systems
Change Healthcare Philippines, Inc.	Phillipines
Change Healthcare Practice Management Solutions Group, Inc.	Delaware
Change Healthcare Practice Management Solutions Investments, Inc.	Delaware
Change Healthcare Practice Management Solutions, Inc.	Delaware
Change Healthcare Puerto Rico, LLC	Delaware	Coding Source Puerto Rico LLC, The
Change Healthcare Resources Holdings, Inc.	Delaware
Change Healthcare Resources IPA, LLC	Delaware

Change Healthcare Resources LLC	Delaware	Altegra Health Operating Company LLC
Change Healthcare Solutions, LLC	Delaware	EBS Envoy LLC Envoy Corporation Envoy LLC
Change Healthcare Technologies, LLC	Delaware	Change Healthcare Technologies, LLC McKesson Technologies Inc
Change Healthcare Technology Enabled Services, LLC	Georgia	Change Healthcare Technology Enabled Services, LLC Change Healthcare Technology Services, LLC Medaphis Physician Services Corporation PST Services, Inc.
Change Healthcare UK Holdings Limited	United Kingdom
Channel Islands Surgicenter Properties, LLC	Delaware
Charlotte-SC, LLC	Delaware
Chester River Home Care & Hospice, LLC	Maryland	VNA of Maryland-Chestertown
Chesterfield Visiting Nurses Service, Inc.	South Carolina
Christiana Spine Ambulatory Surgical Center, L.L.C.	Delaware
Citrus Regional Surgery Center, L.P.	Tennessee	Citrus Surgery Center
Claims Management Systems, Inc.	Florida	Health Solutions Systems
Clarksville Home Care Services, LLC	Delaware	Tennova Home Health - Clarksville Tennova Hospice - Clarskville Tennova Home Health - Cleveland
Clay County Hospital Home Care, LLC	Alabama
Clear Health Holdings, Inc.	Delaware
Clear Health Strategies, LLC	Florida
Cleburne Surgical Center, LLC	Texas
Cleveland Home Care Services, LLC	Delaware
Clínica Alameda SpA	Chile
Clínica Bío Bío SpA	Chile
Clínica Ciudad del Mar S.A.	Chile
Clínica Dávila y Servicios Médicos S.p.A.	Chile
Clínica San Felipe S.A.	Peru
Clínica Sánchez Ferrer S.A.	Peru
Clínica Santa María S.p.A.	Chile
Clínica Vespucio S.A.	Chile
Clinical Partners of Colorado Springs, LLC	Colorado
Clinton Home Health & Hospice, LLC	Oklahoma	Alliance Oklahoma Home Health & Hospice Western Oklahoma Alliance Oklahoma Home Health Western Oklahoma Assured Home Health of Clinton
CMC Home Health and Hospice, LLC	Arkansas	CMC Home Health CMC Hospice Elite Home Health Elite Hospice Hospice of North Arkansas North Arkansas Homecare
Coalition for Advanced Pharmacy Services, Inc.	Delaware
Coastal Counseling Center, Inc.	Virginia
Cobranzas Banmédica SpA	Chile
Collaborative Care Holdings, LLC	Delaware
Collaborative Care Services, Inc.	Delaware

Collaborative Realty, LLC	New York
Colmedica Medicina Prepagada S.A.	Colombia
Colonial Outpatient Surgery Center, LLC	Florida
Colonial Practice Management, LLC	Delaware
Colorado Clinical Partners, LLC	Colorado
Colorado Health Care Group, LLC	Colorado
Colorado In-Home Healthcare Partnership-I, LLC	Colorado
Colorado In-Home Partner-I, LLC	Colorado	Colorado Plains Medical Center Home Care
Colorado Innovative Physician Solutions, Inc.	Colorado
Colorado Springs Surgery Center, Ltd.	Colorado	Colorado Springs Surgery Center
Comfort Care Transportation, LLC	Texas
Community Hospice, LLC	Mississippi	Community Hospice
Compassionate Healthcare Management Group, Inc.	Georgia	Heart of Hospice North Atlanta
Compassionate Hospice of Georgia, Inc.	Delaware
Comprehensive Purchasing Alliance, LLC	Tennessee
Connecticut Health Care Group Holdings, LLC	Connecticut
Connecticut Home Health Care, Incorporated	Connecticut	Patient Care
Connecticut Surgery Center, Limited Partnership	Connecticut
Connecticut Surgery Properties, LLC	Delaware
Connecticut Surgical Center, LLC	Delaware
ConnectYourCare, Inc.	Delaware
ConnectYourCare, LLC	Maryland
Conroe ASC, LP	Delaware
Constructora Inmobiliaria Magapoq S.A.	Chile
Consumer Wellness Solutions, LLC	Delaware
Coosa Valley HomeCare, LLC	Alabama	Coosa Valley HomeCare
Cornerstone Palliative and Hospice LLC	Mississippi	Baptist Hospice
Country Scan S.A.S.	Colombia
Covenant Palliative and Hospice, LLC	Mississippi	Halcyon Hospice - Philadelphia
CPS Group Holdings, Inc.	Delaware
CPS Intermediate Holdings, Inc.	Delaware
CPS Puerto Rico, Inc.	Puerto Rico
CPS Rehabilitation Services, LLC	Ohio
CPS Solutions, LLC	Delaware	CPS Services, LLC CPS Solutions DE, LLC
CPS Supply Chain Solutions, LLC	Ohio
CPS Telepharmacy, Inc.	Tennessee
Cross Timbers Surgery Center, LLC	Texas
Crossroads Home Care Services, LLC	Delaware	Crossroads Community Home Health Mederi Caretenders Regional Home Care, Crossroads Regional Home Care, Marion Regional Hospice, Marion
Crystal Run Healthcare ACO, LLC	New York
Crystal Run Transformation Services, LLC	New York
CTVSA Holdings, LLC	Delaware
CTVSA Management, LLC	Delaware

Cypress Care, Inc.	Delaware	Optum Workers Compensation Services of Georgia
Dallas County Medical Center HomeCare, L.L.C.	Arkansas	Elite Home Health
Database Solutions II, LLC	Delaware
Daybreak Real Estate, LLC	Tennessee
Day-Op Surgery Consulting Company, LLC	Delaware
DBP Services of New York IPA, Inc.	New York
Delaware Health Care Group, LLC	Delaware
Delaware Surgery Center, LLC	Delaware
Delta Intermediate Holdings, Inc.	Delaware
Delta Parent, Inc.	Delaware
Deming Home Care Services, LLC	Delaware
Dental Benefit Providers of California, Inc.	California
Dental Benefit Providers, Inc.	Delaware	DBP Services DBP Services Inc.
Denton Endoscopy Surgery Center, LLC	Texas
Denton Surgery Center, LLC	Texas
Derry Surgical Center, LLC	New Hampshire	SURGICAL CENTER OF NEW HAMPSHIRE AT DERRY
Diagnóstico Ecotomográfico Centromed Ltda.	Chile
Diasnóstico por Imágenes Centromed Ltda.	Chile
Digestive Health Specialists Endoscopy Center - Arizona, LLC	Arizona
Diplomat Blocker, LLC	Delaware
Diplomat Pharmacy, Inc.	Michigan	Diplomat Specialty Pharmacy
Discovery Counseling & Consulting, LLC	Virginia
Distance Learning Network, Inc.	Delaware	i3CME OptumHealth Education
divvyMED, LLC	Delaware	DIVVY DOSE divvyDOSE DIVVYDOSE DIVVYDOSE LLC
DocASAP US, LLC	Delaware
DocASAP, Inc.	Delaware
Doctor + S.A.C.	Peru
Dovetail Digital Limited	United Kingdom
Dry Creek Surgery Center, LLC	Colorado
DSP Flint Real Estate, LLC	Michigan
DSP-Building C, LLC	Michigan
DTC Surgery Center, LLC	Colorado	OCC Convalescent Center at Inverness OCC Surgery Center at Inverness
Durable Investment Return Terra, LLC	Delaware

DWIC of Tampa Bay, Inc.	Florida	Doctor's Walk-In Clinics
MedExpress
MedExpress Urgent Care - Brandon
MedExpress Urgent Care - Cape Coral, SW Pine Island Rd
MedExpress Urgent Care - Carrollwood
MedExpress Urgent Care - Clearwater
MedExpress Urgent Care - Clewiston, W Sugarland Hwy
MedExpress Urgent Care - Deland, N Woodland Blvd
MedExpress Urgent Care - Fort Meyers, S Cleveland Ave
MedExpress Urgent Care - Golden Gate, Collier Blvd.
MedExpress Urgent Care - Hudson, State Road 52
MedExpress Urgent Care - Jacksonville, Atlantic Blvd.
MedExpress Urgent Care - Jacksonville, Merrill Rd
MedExpress Urgent Care - Lakeland, N Road 98
MedExpress Urgent Care - Largo
MedExpress Urgent Care - Lehigh Acres, Homestead Rd N
MedExpress Urgent Care - Lutz
MedExpress Urgent Care - Mylan - Fountainbleau Aviation
MedExpress Urgent Care - Mylan - Rectrix Aerodrome Centers
MedExpress Urgent Care - New Tampa
MedExpress Urgent Care - North Port, Tuscola Blvd
MedExpress Urgent Care - Northside
MedExpress Urgent Care - Palm Beach Gardens
MedEpress Urgen Care - Port Charlotte, Tamiami Trl
MedExpress Urgent Care - Vero Beach, US Highway 1
MedExpress Urgent Care - West Tampa

E Street Endoscopy, LLC	Florida	West Coast Endoscopy Center
Ear Professional International LLC	Delaware	UnitedHealthcare Hearing
East Alabama Medical Center HomeCare, LLC	Alabama	HomeCare of East Alabama Medical Center
East Arkansas Health Holdings, LLC	Arkansas
East Brunswick Surgery Center, LLC	New Jersey	University SurgiCenter
East Valley Phoenix ASC, LLC	Delaware
Eastern Georgia Partnership, LLC	Georgia
ECBC General Partner, LLC	Pennsylvania
eCode Solutions, LLC	Delaware
Edelson and Associates, Inc.	Kentucky
Edwards Plainfield RE, LLC	Delaware
Egan Health Care Corporation	Louisiana	Egan - Ochsner Home Health River Parishes
Egan Healthcare of Northshore, Inc.	Louisiana	Egan - Ochsner Home Health Northshore
Egan Healthcare of Plaquemines, Inc.	Louisiana	Egan - Ochsner Home Health New Orleans Egan Home Health & Hospice
Egan Hospice Services of the Northshore, LLC	Louisiana	Egan Hospice
Egton Medical Information Systems Limited	United Kingdom

El Dorado Home Care Services, LLC	Delaware	South Arkansas Home Health
Electronic Network Systems, Inc.	Delaware
Elite Physical Therapy Services, LLC	Arkansas	Elite Physical Therapy Services
Elk Valley Health Services, LLC	Tennessee
Elk Valley Home Health Care Agency, LLC	Tennessee
Elk Valley Professional Affiliates, Inc.	Tennessee	SunCrest Home Health of Ooltewah
Emerald Coast Surgery Center, L.P.	Florida	Emerald Coast Surgery Center
EMIS Group Limited	United Kingdom
EMIS Health India Private Limited	Tamil Nadu
Emisar Pharma Services LLC	Delaware
Emporia Home Care Services, LLC	Delaware	Southern Virginia Regional Home Health
Empremédica S. A.	Peru
Endo Parent, Inc.	Delaware
Endoscopy Associates of Valley Forge, LLC	Pennsylvania
Endoscopy Center Affiliates, Inc.	Delaware
Endoscopy Center of Bucks County, LP	Pennsylvania
Englewood Cliffs Surgery Center, LLC	New Jersey	Precision Surgery Center of Englewood Cliffs
Enterprise Life Insurance Company	Texas
EP Campus I, LLC	Delaware
EPIC Health Plan	California
EPIC Management Services, LLC	Delaware
Episource LLC	California
Equian Parent Corp.	Delaware
Equian, LLC	Indiana
eRx Network Holdings, Inc.	Delaware
eRx Network, LLC	Delaware
Eureka Springs Hospital HomeCare, LLC	Arkansas	Arkansas Homecare of Fayetteville Elite Home Health Eureka Springs Hospital Home Health and Hospice Northwest Arkansas Homecare
Eureka Springs Hospital Hospice, LLC	Arkansas	Elite Hospice Hospice of North Arkansas Patient's Choice Hospice
Everett MSO, Inc.	Washington	The Everett Clinic
Excel MSO, LLC	California
Excelsior Insurance Brokerage, Inc.	Delaware	Excelsior Benefits Insurance Services Excelsior Benefits Insurance Services, Inc.
Executive Health Resources, Inc.	Pennsylvania
Executive Surgery Center, L.L.C.	Texas
Fairhaven Holdings, LLC	Tennessee
Fairhaven Real Estate, LLC	Tennessee
Fallsgrove Endoscopy Center, LLC	Maryland
Family Health Care Services	Nevada	Southwest Medical Associates Home Health
Family Home Hospice, Inc.	Nevada	OptumCare Palliative Care Southwest Medical Associates Hospice and Palliative Care
Fayette Medical Center HomeCare, LLC	Alabama	Fayette Medical Center HomeCare

Feliciana Physical Therapy Services, LLC	Louisiana	Louisiana Physical Therapy Services of Baton Rouge
First Family Insurance, LLC	Delaware	First Family Insurance Agency LLC First Family Insurance Agency, LLC
First Hill Surgery Center, LLC	Washington
First Risk Advisors, Inc.	Pennsylvania
Florence Home Care Services, LLC	Delaware	Carolinas Home Health
Florence Visiting Nurses Service, Inc.	South Carolina
Florida Physical Therapy Services of Fort Myers, LLC	Florida
Florida Physical Therapy Services of Gainesville, LLC	Florida
Florida Physical Therapy Services of Miramar, LLC	Florida	Florida Physical Therapy Services of Miramar
Florida Physical Therapy Services of Ocala, LLC	Florida
Florida Physical Therapy Services of Orange City, LLC	Florida	Apex Health and Rehab
Florida Physical Therapy Services of Orlando, LLC	Florida
Florida Physical Therapy Services of Ormond Beach, LLC	Florida
Florida Physical Therapy Services of Panama City, LLC	Florida	Florida Physical Therapy Services of Panama City
Florida Physical Therapy Services of Pensacola, LLC	Florida	Florida Physical Therapy Services of Pensacola
Florida Physical Therapy Services of Sarasota II, LLC	Florida	Florida Physical Therapy Services of Sarasota II
Florida Physical Therapy Services of Sarasota, LLC	Florida	Florida Physical Therapy Services of Sarasota
Florida Physical Therapy Services of Sun City, LLC	Florida
Floyd HomeCare, LLC	Georgia	Floyd HomeCare Floyd HomeCare of Cartersville Floyd HomeCare of Cedartown Floyd HomeCare of Summerville
FMG Holdings, LLC	Delaware
Foothills Surgery Center, LLC	Colorado
Footman Walker Associates Limited	United Kingdom
For Health of Arizona, Inc.	Arizona	Geriatrix of Arizona INSPIRIS of Arizona
For Health, Inc.	Delaware
Fort Payne Home Care, LLC	Alabama	Alabama HomeCare of Fort Payne
Fort Smith HMA Home Health, LLC	Arkansas	Access Home Health Advantage Home Health Sparks Health System Home Health Sparks Regional Medical Center Home Health
Fort Worth Endoscopy Centers, LLC	Texas
Fort Worth Surgical Center GP, LLC	Texas
Fort Worth Surgical Center, LP	Delaware
Franklin Home Care Services, LLC	Delaware	Southampton Memorial Home Health Southampton Memorial Home Health & Hospice Southampton Memorial Hospice
Franklin Surgical Center LLC	New Jersey
Freedom Data Systems, Inc.	New Hampshire
Freedom Life Insurance Company of America	Texas
Freeway Surgicenter of Houston, LLC	Texas	Surgery Center of Southwest Houston

Frontier Healthcare Billing Services LLC	New York
Frontier Healthcare Management Services, LLC	New York
Frontier Medex Tanzania Limited	Tanzania
FrontierMEDEX US, Inc.	Delaware
FrontierMEDEX, Inc.	Minnesota	UnitedHealthcare Global
Fulton Home Care Services, LLC	Delaware
Fundación Banmédica	Chile
Gadsden Home Care Services, LLC	Delaware	Alabama HomeCare of Gadsden
Galesburg Home Care, LLC	Delaware	LHC - Illinois Home Health Care of Galesburg
Gamma Acquisition Inc.	Delaware	Lifeline Home Health of Western KY
Genoa Healthcare LLC	Pennsylvania	Alaska Business License #1073614
Genoa Healthcare, Inc.	Delaware
Genoa of Arkansas, LLC	Arkansas
Genoa Telepsychiatry, Inc.	Delaware	1DocWay, Inc.
Genoa, QoL Wholesale, LLC	Delaware
Georgia Health Care Group, L.L.C.	Georgia
Georgia HomeCare of Harris, LLC	Georgia	Georgia Home Health Georgia HomeCare
Gericare, LLC	Tennessee	Deaconess HomeCare II
gethealthinsurance.com Agency Inc.	Indiana	UnitedOne Insurance Agency
Gladiolus Surgery Center, L.L.C.	Florida
Glenwood Surgical Center, L.P.	California	Glenwood Surgical Center
Glenwood-SC, Inc.	Tennessee
Global Land, LLC	Nevada
Global One Ventures, LLC	California	G1 G1 Administrator G1 Surgery Global 1 Global One Global One Administrator
Global Traveler Organization (Cayman) SPC Limited	Grand Cayman
Golden Outlook, Inc.	California	Golden Outlook Golden Outlook Insurance Services
Golden Rule Financial Corporation	Delaware
Golden Rule Insurance Company	Indiana
Golden Triangle Surgicenter, L.P.	California
Grace Hospice, LLC	Georgia	Heart of Hospice Valdosta
Granite City Home Care Services, LLC	Delaware	Gateway Regional Home Health & Hospice, Granite City Gateway Regional Home Health, Granite City Gateway Regional Hospice, Granite City Red Bud Regional Hospice
Grant Memorial HomeCare and Hospice, LLC	West Virginia	Grant Memorial HomeCare Grant Memorial Hospice
Grants Pass Surgery Center, LLC	Oregon
Greensboro Specialty Surgery Center, LLC	North Carolina	Greensboro Specialty Surgical Center
Greenville Surgery Center, LLC	Texas
Greenway Surgical Suites, LLC	Minnesota
Grove Place Surgery Center, L.L.C.	Florida

GS Campus ASC, LLC	Colorado
GSHS Home Health, LLC	Texas	CHRISTUS Good Shepherd
Guilford Surgery Center, LLC	Connecticut
Gulf Homecare, Inc.	Alabama
H&W Indemnity (SPC), Ltd.	Grand Cayman
H.I. Investments Holding Company, LLC	Delaware
Halcyon Healthcare, LLC	Delaware
Halcyon Hospice of Aiken, LLC	Florida
Harken Health Insurance Company	Wisconsin
Hattiesburg Home Care Services, LLC	Delaware	HomeChoice Health Services - Hattiesburg Wesley Home Care Wesley Lifeline
Hays Surgery Center, LLC	Texas
HCAT Acquisition Inc.	Delaware
hCentive, Inc.	Delaware
HCI Acquisition Corp.	New York
HCP ACO California, LLC	California	HCP ACO California, LLC Optum California ACO
Health at Home - Seattle Metro, LLC	Delaware	Assured Home Health
Health at Home Holdings - Alabama, LLC	Delaware
Health at Home Holdings - Albuquerque, LLC	Delaware
Health at Home Holdings - Arizona, LLC	Delaware
Health at Home Holdings - Boston, LLC	Delaware
Health at Home Holdings - Charlotte, LLC	Delaware
Health at Home Holdings - Chicago, LLC	Delaware
Health at Home Holdings - Detroit, LLC	Delaware
Health at Home Holdings - Durham, LLC	Delaware
Health at Home Holdings - Edmond, LLC	Delaware
Health at Home Holdings - High Point, LLC	Delaware
Health at Home Holdings - Indianapolis, LLC	Delaware
Health at Home Holdings - Ohio, LLC	Delaware
Health at Home Holdings - Philadelphia, LLC	Delaware
Health at Home Holdings - Portland, LLC	Delaware
Health at Home Holdings - Seattle Metro, LLC	Delaware
Health at Home Holdings - Sonoma, LLC	Delaware
Health at Home Holdings - St. Louis, LLC	Delaware
Health at Home Holdings - Tulsa, LLC	Delaware
Health at Home Holdings, LLC	Delaware
Health at Home Hospice - Chicago, LLC	Delaware	Caretenders Hospice
Health at Home Hospice - Cleveland, LLC	Delaware	Caretenders Hospice
Health at Home Hospice - Columbus, LLC	Delaware	Caretenders Hospice
Health at Home Hospice - Dayton, LLC	Delaware
Health at Home Hospice - Detroit, LLC	Delaware	Caretenders Hospice
Health at Home Hospice - Indianapolis, LLC	Delaware	Caretenders Hospice
Health at Home Hospice - Minnesota, LLC	Delaware	Caretenders Hospice
Health at Home Hospice - Phoenix, LLC	Delaware
Health at Home Hospice - Portland, LLC	Delaware	Assured Hospice
Health at Home Therapy - Atlanta, LLC	Delaware	Apex Health and Rehab

Health at Home Therapy - Greenville, LLC	Delaware
Health at Home Therapy - Knoxville, LLC	Delaware	Apex Health and Rehab
Health at Home Therapy - New Jersey, LLC	Delaware	Apex Health and Rehab
Health Care-ONE Insurance Agency, Inc.	California
Health Inventures Employment Solutions, LLC	Delaware
Health Inventures, LLC	Delaware
Health Payroll Services, LLC	Delaware
Health Plan of Nevada, Inc.	Nevada	Health Plan of Nevada HPN UnitedHealthcare Health Plan of Nevada Medicaid
Healthcare Associates of Irving PLLC	Texas
Healthcare Associates of Texas LLC	Delaware
Healthcare Gateway Limited	United Kingdom
HealthCare Partners ASC-LB, LLC	California	Optum Surgery Center
HealthCare Partners Management Services California, LLC	Delaware	HealthCare Partners Services, LLC
HealthCare Partners RE, LLC	Delaware	HealthCare Partners RE, LLC
Healthcare Solutions, Inc.	Delaware	Optum Healthcare Solutions of Georgia Optum Healthcare Solutions of Georgia, Inc.
Healthgrades Marketplace, LLC	Delaware
Healthline Group, LLC	Delaware
Healthline Holdings, LLC	Delaware
Healthline Intermediate Holdings, LLC	Delaware
Healthline Media UK Limited	England
Healthline Media, LLC	Delaware
Healthline UK Holdings Limited	England
HealthMarkets Group, Inc.	Delaware
HealthMarkets Insurance Agency, Inc.	Delaware	HealthMarkets Insurance Agency Insphere Insurance Solutions, Inc. Insphere Solutions Insphere Solutions, Inc.
HealthMarkets Services, Inc.	Delaware	HM Services (Delaware)
HealthMarkets, Inc.	Delaware	HealthMarkets, Inc. UICI, Inc.
HealthMarkets, LLC	Delaware
Healthplex I.P.A., Inc.	New York
Healthplex Insurance Company	New York
Healthplex of CT, Inc.	Connecticut
Healthplex, Inc.	New York	Healthplex Management Services, Inc.
HealthSCOPE Benefits, Inc.	Delaware	HEALTHSCOPE BENEFIT ADMINISTRATORS
HealthSCOPE Holdings, Inc.	Delaware
HealthSmart Benefit Solutions, Inc.	Illinois	HealthSmart Casualty Claims Solutions Smart Casualty Claims
HealthSmart Benefits Management, LLC	Texas
HealthSmart Care Management Solutions, L.P.	Texas
HealthSmart Preferred Care II, L.P.	Texas
HealthSmart Preferred Network II, Inc.	Delaware
HealthSmart Primary Care Clinics, LP	Texas

Heart 'n Home Hospice and Palliative Care, LLC	Idaho	Heart 'n Home Hospice and Palliative Care
Heart of Hospice, LLC	South Carolina
Heartland Heart and Vascular, LLC	Delaware
Helena Home Care Services LLC	Delaware	Regional Home Care, Forreset City Regional Home Care, Helena
Help Seguros de Vida S.A.	Chile
Help Service S.A.	Chile
Help SpA	Chile
HGA HomeCare, LLC	Alabama	Decatur Morgan HomeCare Huntsville Hospital HomeCare Huntsville Hospital HomeCare - Madison
HH Health System-Jackson, LLC	Alabama
HHA of Wisconsin, LLC	Wisconsin	Almost Family
Highlands Ranch Healthcare, LLC	Colorado	MedExpress Urgent Care MedExpress Urgent Care Fort Collins Boardwalk Dr MedExpress Urgent Care Glendale Leetsdale Dr MedExpress Urgent Care Longmont S Main St Optum Everycare Now Optum Virtual Care
HL Greatist, LLC	Delaware
HMC Home Health, LLC	Tennessee
HNH Birdie One, LLC	Idaho	Idaho Home Health & Hospice of Treasure Valley
Home Care Connections, Inc.	Texas	Home Care Connections
Home Care Plus, Inc.	West Virginia	Home Care Plus Medical Equipment Home Care Plus/Summersville
Home Health Agency - Central Pennsylvania, LLC	Florida	OMNI Home Health
Home Health Agency - Collier, LLC	Florida	Mederi Caretenders
Home Health Agency - Hillsborough, LLC	Florida
Home Health Agency - Indiana, LLC	Florida	OMNI Home Care
Home Health Agency - Pennsylvania, LLC	Florida	OMNI Home Care
Home Health Agency - Pinellas, LLC	Florida	Mederi Caretenders
Home Health Care by Black Stone of Central Ohio, LLC	Ohio	Caretenders
Home Health Care by Black Stone of Cincinnati, LLC	Ohio	Caretenders Home Healthcare by Black Stone
Home Health Care by Black Stone of Dayton, LLC	Ohio	Caretenders
Home Health Care by Black Stone of Northwest Ohio, LLC	Ohio	Caretenders
Home Health of Jefferson Co, LLC	Kentucky	Norton Home Health - Louisville
Home Medical S.A.	Chile
HomeCall, LLC	Maryland	HomeCall
Honodav SpA	Chile
Hood Home Health Service, L.L.C.	Louisiana	Baton Rouge General Home Health
Hospice of Central Arkansas, LLC	Arkansas	Elite Hospice Hospice of Central Arkansas
Hospice Promise Thrift Store, L.L.C.	Louisiana
Housecalls Home Health and Hospice, LLC	West Virginia	Housecalls Home Health Housecalls Hospice
Humedica, Inc.	Delaware

Hygeia Corporation	Delaware
Hygeia Corporation (Ontario)	Ontario
Idaho Health Care Group, LLC	Idaho
Idaho In-Home Healthcare Partnership-I, LLC	Idaho
Idaho In-Home Partner-I, LLC	Idaho	Heart 'n Home Hospice
IHD Holdings, LLC	Delaware	Home & Community Care Transitions
Illinois Health Care Group, LLC	Illinois
Illinois Home Care Holdings, LLC	Delaware
Illinois Home Health Care, LLC	Illinois
Illinois Independent Care Network, LLC	Delaware
Illinois LIV, LLC	Illinois	Northwestern Illinois Home Health
Impel Consulting Experts, L.L.C.	Texas
Impel Management Services, L.L.C.	Texas
Imperium Clinical Partner III, LLC	Kentucky
Imperium Clinical Partners II, LLC	Kentucky
Imperium Clinical Partners, LLC	Kentucky
Imperium Health Management, LLC	Kentucky
IN HomeCare Network Central, LLC	Indiana	Angels of Mercy Home Care Plus - South Angels of Mercy Homecare
IN Homecare Network North, LLC	Indiana	Angels of Mercy Homecare Angels of Mercy Homecare Plus Indiana Homecare Indiana Homecare Network
Indiana Care Organization, LLC	Indiana
Indiana Health Care Group, LLC	Indiana
Infirmary Home Health Agency, Inc.	Alabama	Infirmary HomeCare
Ingenios Health Co.	Delaware
Ingenios Health Holdings, Inc.	Delaware
In-Home Healthcare Partnership of Texas-I, LLC	Texas
In-Home Healthcare Partnership, LLC	Delaware
In-Home Partner of Texas-I, LLC	Texas	Palestine Regional Home Health
Inland Surgery Center, L.P.	California
Inmobiliaria Apoquindo 3001 S.A.	Chile
Inmobiliaria Apoquindo 3600 Ltda.	Chile
Inmobiliaria Apoquindo S.A.	Chile
Inmobiliaria Clínica Santa María S.A.	Chile
Inmobiliaria e Inversiones Alameda S.A.	Chile
Inmobiliaria e Inversiones Nueva Apoquindo SpA	Chile
Inmobiliaria Viñamed Ltda.	Chile
Innovative Senior Care Home Health of Alabama, LLC	Delaware	Alabama HomeCare of Oneonta
Innovative Senior Care Home Health of Albuquerque, LLC	Delaware
Innovative Senior Care Home Health of Boston, LLC	Delaware
Innovative Senior Care Home Health of Charlotte, LLC	Delaware	SunCrest Home Health
Innovative Senior Care Home Health of Chicago, LLC	Delaware	Apex Health and Rehab LHC - Illinois Home Health Care of Naperville

Innovative Senior Care Home Health of Detroit, LLC	Delaware	Apex Health and Rehab Brookdale Home Health Detroit Caretenders Innovative Senior Care Home Health
Innovative Senior Care Home Health of Durham, LLC	Delaware	Apex Health and Rehab Brookdale Therapy North Raleigh SunCrest Home Health
Innovative Senior Care Home Health of Edmond, LLC	Delaware	Assured Home Health of Oklahoma City Innovative Senior Care Home Health
Innovative Senior Care Home Health of Hartford, LLC	Delaware	Patient Care
Innovative Senior Care Home Health of High Point, LLC	Delaware	Suncrest Home Health
Innovative Senior Care Home Health of Indianapolis, LLC	Delaware	Brookdale Home Health Indianapolis Caretenders Innovative Senior Care Home Health Nurse On Call
Innovative Senior Care Home Health of Minneapolis, LLC	Delaware	Almost Family
Innovative Senior Care Home Health of Ohio, LLC	Delaware	Apex Health and Rehab Caretenders
Innovative Senior Care Home Health of Philadelphia, LLC	Delaware
Innovative Senior Care Home Health of Portland, LLC	Delaware	Assured Home Health Brookdale Home Health Portland
Innovative Senior Care Home Health of Rhode Island, LLC	Delaware	Brookdale Home Health Road Island Nurse On Call
Innovative Senior Care Home Health of St. Louis, LLC	Delaware	Elite Home Health
Innovative Senior Care Home Health of Tulsa, LLC	Delaware	Assured Home Health Innovative Senior Care Home Health
INOV8 Surgical at Memorial City, LLC	Texas	INOV8 Surgical
inPharmative, Inc.	Nevada
Insight Surgery Center LLC	Colorado
INSPIRIS of Texas Physician Group	Texas	Optum Clinic Optum Clinic + Medical Spa Optum Clinic + Urgent Care
Inspiris, Inc.	Delaware
Integrated Behavioral Health, LLC	Louisiana
Integrity Clinical Partners, LLC	Minnesota
Inter-Hospital Physicians Association, Inc.	Oregon	Success-Rx The Portland IPA
International Healthcare Services, Inc.	New Jersey
Inverclinco S.A.S.	Colombia
Inversiones Clínicas Santa María SpA	Chile
IPN Optum Care Network, LLC	Delaware
Isapre Banmédica S.A.	Chile
ISCHH of Minneapolis Holdings, LLC	Delaware
Jackson County Home Health, LLC	West Virginia	Jackson Home Health
Jackson Home Care Services, LLC	Delaware
Jefferson Regional HomeCare, LLC	Arkansas	Jefferson HomeCare
Jordan Ridge Family Medicine, LLC	Delaware	Optum Idaho Optum Primary Care - Jordan Ridge Optum Utah
Jourdanton Home Care Services, LLC	Delaware	Elite Home Health
Joyable, Inc.	Delaware

Kalamazoo Endo Center, LLC	Michigan
Kambros, LLC	Idaho
Katy ASC, LP	Texas	Advanced Cardiovascular Surgery Center at Methodist West Houston
Katy Cardiovascular Services GP, LLC	Texas
Katy Cardiovascular Services, LP	Texas	Advanced Cardiovascular Center at Houston Methodist West Katy Cardiovascular & Surgery Center at Houston Methodist West
KelseyCare Administrators LLC	Texas
Kentuckiana Clinical Partners, LLC	Kentucky
Kentucky Accountable Care, LLC	Kentucky
Kentucky Clinical Partners, LLC	Kentucky
Kentucky Health Care Group, LLC	Kentucky
Kentucky Home Health Care, LLC	Kentucky
Kentucky HomeCare of Henderson, LLC	Kentucky	Caretenders Home Health of Henderson
Kentucky In-Home Healthcare Partnership-I, LLC	Kentucky
Kentucky In-Home Healthcare Partnership-II, LLC	Kentucky
Kentucky In-Home Partner-I, LLC	Kentucky	Home Health Plus of Kentucky Lifeline of Jackson Purchase Home Health
Kentucky In-Home Partner-II, LLC	Kentucky	Lifeline Health Care of Logan
Kentucky LV, LLC	Kentucky	Commonwealth Home Health - Richmond
Kentucky Physical Therapy Services at Richmond Place LLC	Kentucky	Kentucky Physical Therapy Services at Richmond Place
Kentucky Physical Therapy Services of Lexington LLC	Kentucky	Kentucky Physical Therapy Services of Lexington
Kentucky Physical Therapy Services of Somerset, LLC	Kentucky	Kentucky Physical Therapy Services of Somerset
Key West HHA, LLC	Florida	Island Home Care
Key West PD, LLC	Florida
Keystone Healthcare Partnership, LLC	Pennsylvania
Kirksville Home Care Services, LLC	Missouri	Northeast Regional Home Health
Knoxville Home Care Services, LLC	Delaware	Tennova Healthcare Home Health Tennova Healthcare Hospice
KS Management Services, L.L.C.	Texas
KS Plan Administrators, LLC	Texas
KU Medwest Ambulatory Surgery Center, L.L.C.	Kansas
La Esperanza del Perú S.A.	Peru
La Jolla Orthopaedic Surgery Center, L.P.	California
La Porte Home Care Services, LLC	Delaware	Indiana Home Care Northwest La Porte Home Health La Porte Home Health & Private Duty La Porte Private Duty
Laboratorio ROE S.A.	Peru
Laboratorios Médicos Amed Quilpué S.A.	Chile
Lakeland Home Care Services, LLC	Delaware	Mederi Caretenders
Lakeside Ambulatory Surgical Center, LLC	Nebraska
Lancaster Home Care Services, LLC	Delaware	Home Care of Lancaster
Landmark Group Holdings, LLC	Delaware
Landmark Health NY IPA, LLC	New York
Landmark Health NY PO, LLC	Delaware

Landmark Health of California, LLC	Delaware
Landmark Health of Massachusetts, LLC	Delaware
Landmark Health of North Carolina, LLC	North Carolina
Landmark Health of Oregon, LLC	Delaware
Landmark Health of Pennsylvania, LLC	Delaware
Landmark Health of Washington, LLC	Delaware
Landmark Health, LLC	Delaware
Landmark India, LLC	Delaware
Landmark MSO, LLC	Delaware
Landmark Primary Care, LLC	Delaware
Laser Acquisition Holdings III, LLC	Delaware
Laurus Healthcare GP, LLC	Texas
Laurus Healthcare Management Company	Texas
Laurus Healthcare, L.P.	Texas
Laurus High Plains Surgery Center, LP	Texas
LDI Holding Company, LLC	Delaware	LDI Diplomat Holding Company, LLC
Leaf River Home Health Care, LLC	Mississippi	Mississippi HomeCare / Hattiesburg Mississippi HomeCare / Laurel Mississippi HomeCare of Richton
Leehar Distributors, LLC	Delaware
Level2 Health Holdings, Inc.	Delaware
Level2 Health Management, LLC	Delaware
LHC California Home Health I, LLC	Delaware	Blossom Ridge Home Health Agency Blossom Ridge Hospice
LHC Group Employee Hardship Relief Fund	Louisiana
LHC Group Health Clinic, LLC	Louisiana
LHC Group Pharmaceutical Services II, LLC	Louisiana
LHC Group Pharmaceutical Services III, LLC	Louisiana	St. Landry Pharmacy
LHC Group Recruiting & Training Center, LLC	Delaware	LHC Group Orientation & Training Center
LHC Group, Inc.	Delaware
LHC Health Care Group of Florida, LLC	Florida
LHC Home Health Care Group of Michigan, LLC	Michigan
LHC HomeCare - Lifeline, LLC	Kentucky
LHC HomeCare of Tennessee, LLC	Tennessee	Home Care Solutions
LHC HomeCare of West Virginia, LLC	West Virginia
LHC Loveland Home Health I, LLC	Delaware	At Home Healthcare
LHC Lufkin Home Health I, LLC	Texas	CHRISTUS HomeCare
LHC Onalaska Home Health I, LLC	Texas	CHRISTUS HomeCare
LHC Physician Services, LLC	Louisiana	Acadian Physician Services
LHC Real Estate I, LLC	Louisiana
LHC Real Estate II, LLC	Louisiana
LHCG C, LLC	Mississippi	Baptist Hospice - Golden Triangle
LHCG CCI, LLC	Virginia	Cavalier Home Healthcare Services
LHCG CCII, LLC	Arizona	Casa de la Luz Palliative Care
LHCG CCIII, LLC	Louisiana	CHRISTUS Palliative Care Shreveport-Bossier
LHCG CCIV, LLC	Virginia	Freda H. Gordon Palliative Care
LHCG CCIX, LLC	New Jersey

LHCG CCV, LLC	Louisiana
LHCG CCVI, LLC	Alabama
LHCG CCVII, LLC	Ohio	Willcare Home Care
LHCG CCVIII, LLC	Ohio
LHCG CCX, LLC	Florida	Brevard Palliative Care Mederi Caretenders Palliative Care
LHCG CCXI, LLC	New Jersey
LHCG CCXII, LLC	New Jersey
LHCG CCXIII, LLC	Louisiana	CHRISTUS Palliative Care St. Frances Cabrini
LHCG CCXIV, LLC	Rhode Island
LHCG CCXV, LLC	New Jersey	New Jersey Personal Care
LHCG CCXVI, LLC	Louisiana
LHCG CCXVII, LLC	New Jersey
LHCG CCXVIII, LLC	New Jersey
LHCG CCXX, LLC	Arizona
LHCG CCXXI, LLC	Arizona
LHCG CCXXII, LLC	Georgia	Archbold Home Health Services
LHCG CCXXIV, LLC	Maryland	HomeCall of Baltimore
LHCG CCXXV, LLC	Maryland	VNA of Maryland-Easton
LHCG CCXXVI, LLC	Georgia	Three Rivers Home Health Services
LHCG CCXXVII, LLC	Georgia	Three Rivers Home Health Services
LHCG CCXXVIII, LLC	Georgia
LHCG CCXXX, LLC	Tennessee
LHCG CCXXXI, LLC	Delaware	HomeCall
LHCG CCXXXIII, LLC	Texas	CHRISTUS Homecare
LHCG CCXXXIV, LLC	Texas
LHCG CCXXXV, LLC	Texas
LHCG CII, LLC	Arkansas	Elite Community-Based Services
LHCG CIV, LLC	Arkansas	Elite Community-Based Services
LHCG CIX, LLC	Louisiana	CHRISTUS Hospice Shreveport-Bossier
LHCG CL, LLC	Maryland
LHCG CLI, LLC	Texas	CHRISTUS Hospice - Central Texas
LHCG CLII, LLC	Nevada
LHCG CLIII, LLC	Florida	Mederi Caretenders
LHCG CLIV, LLC	Florida	Mederi Caretenders
LHCG CLIX, LLC	Texas
LHCG CLV, LLC	Florida	Mederi Caretenders
LHCG CLVI, LLC	Florida	Mederi Caretenders
LHCG CLVII, LLC	Florida	Mederi Caretenders
LHCG CLVIII, LLC	Georgia
LHCG CLX, LLC	Florida	Mederi Private Care
LHCG CLXI, LLC	Georgia	Northeast Georgia Home Health
LHCG CLXII, LLC	Tennessee	Baptist Trinity Palliative Care
LHCG CLXIII, LLC	Colorado	At Home Hospice
LHCG CLXIV, LLC	Georgia
LHCG CLXV, LLC	Georgia	University Home Health Services

LHCG CLXVI, LLC	South Carolina	University Home Health Services
LHCG CLXVII, LLC	Arkansas	Elite Community-Based Services
LHCG CLXVIII, LLC	Arkansas	Elite Community-Based Services
LHCG CLXX, LLC	Oklahoma	Grace Hospice
LHCG CLXXI, LLC	Arizona	Casa de la Luz East Valley
LHCG CLXXII, LLC	Arizona
LHCG CLXXIII, LLC	Wyoming
LHCG CLXXIV, LLC	Wyoming
LHCG CLXXIX, LLC	North Carolina	Access Community-Based Services
LHCG CLXXV, LLC	Wyoming
LHCG CLXXVI, LLC	Wyoming
LHCG CLXXVII, LLC	Wyoming
LHCG CLXXVIII, LLC	Wyoming
LHCG CLXXX, LLC	Alaska
LHCG CLXXXI, LLC	Alaska
LHCG CLXXXIX, LLC	Rhode Island
LHCG CLXXXV, LLC	Washington
LHCG CLXXXVI, LLC	Washington
LHCG CLXXXVIII, LLC	Colorado
LHCG CV, LLC	Arkansas	Elite Community-Based Services North Arkansas Community-Based Services
LHCG CVI, LLC	Louisiana	CHRISTUS Homecare St. Patrick
LHCG CVII, LLC	Louisiana	CHRISTUS Hospice and Palliative Care St. Patrick
LHCG CVIII, LLC	Louisiana	CHRISTUS Homecare Shreveport-Bossier
LHCG CX, LLC	Louisiana	CHRISTUS Hospice St. Frances Cabrini
LHCG CXC, LLC	Tennessee
LHCG CXCI, LLC	Missouri	Central Missouri Palliative Care
LHCG CXCII, LLC	Massachusetts
LHCG CXCIII, LLC	Texas
LHCG CXCIV, LLC	Texas	DFW Home Care
LHCG CXCIX, LLC	Virginia	Freda H. Gordon Hospice
LHCG CXCV, LLC	Mississippi	Deaconess Palliative Care
LHCG CXCVI, LLC	Arizona	Casa de la Luz Hospice Casa Hospice at the Hacienda
LHCG CXCVII, LLC	Indiana	OMNI Hospice
LHCG CXCVIII, LLC	Virginia	Generations Home Health
LHCG CXI, LLC	Texas	CHRISTUS St. Michael Home Health Atlanta
LHCG CXII, LLC	Texas	CHRISTUS Homecare
LHCG CXIII, LLC	Texas	CHRISTUS Homecare SPOHN
LHCG CXIV, LLC	Texas	CHRISTUS Hospice and Palliative Care SPOHN
LHCG CXL, LLC	Pennsylvania	Geisinger Hospice
LHCG CXLI, LLC	Pennsylvania	Geisinger Home Health
LHCG CXLII, LLC	Pennsylvania	Geisinger Home Health
LHCG CXLIII, LLC	Pennsylvania	Geisinger Home Health
LHCG CXLIV, LLC	New Jersey

LHCG CXLIX, LLC	Maryland	VNA of Maryland
LHCG CXLV, LLC	New Jersey	Patient Care
LHCG CXLVI, LLC	Missouri	Central Missouri Home Health
LHCG CXLVII, LLC	Missouri
LHCG CXLVIII, LLC	Missouri	Central Missouri Hospice
LHCG CXV, LLC	Texas	CHRISTUS Homecare
LHCG CXVI, LLC	Texas	CHRISTUS VNA Homecare San Antonio
LHCG CXVII, LLC	Texas	CHRISTUS VNA Hospice San Antonio
LHCG CXXII, LLC	Texas	d/b/a Dubuis Hospital of Paris
LHCG CXXIII, LLC	Georgia
LHCG CXXIV, LLC	Texas	CHRISTUS VNA Community Care San Antonio
LHCG CXXV, LLC	Arkansas	Elite Community-Based Services
LHCG CXXVI, LLC	Louisiana	Palliative Care of New Orleans
LHCG CXXVII, LLC	Virginia
LHCG CXXVIII, LLC	Alabama
LHCG CXXX, LLC	Texas
LHCG CXXXI, LLC	Texas	CHRISTUS VNA Palliative Care San Antonio
LHCG CXXXII, LLC	Tennessee	University of TN Medical Center Palliative Care Services
LHCG CXXXIII, LLC	Tennessee
LHCG CXXXIV, LLC	Tennessee
LHCG CXXXIX, LLC	Nevada
LHCG CXXXV, LLC	Tennessee	Erlanger Continucare Home Health SunCrest Home Health V
LHCG CXXXVI, LLC	Tennessee	Erlanger Continucare Home Health I SunCrest Home Health VI
LHCG CXXXVII, LLC	Texas	DFW Home Health DFW Home Health Arlington DFW Home Health McKinney
LHCG CXXXVIII, LLC	Nevada	Saint Mary's Home Care Services
LHCG CXXXX, LLC	Arkansas
LHCG CXXXXI, LLC	Arkansas	Unity Health HomeCare
LHCG CXXXXII, LLC	Arkansas	Unity Health HomeCare
LHCG CXXXXIII, LLC	Missouri	Capital Region Home Health
LHCG CXXXXIV, LLC	Nevada	Saint Mary's Hospice of Northern Nevada
LHCG CXXXXV, LLC	District of Columbia	HomeCall
LHCG CXXXXVI, LLC	North Carolina
LHCG L, LLC	North Carolina	Access Community-Based Services
LHCG LI, LLC	Alabama	EAMC - Lanier Home Health
LHCG LII, LLC	West Virginia	St. Joseph's Hospice West Virginia Home Health West Virginia Hospice
LHCG LIX, LLC	Rhode Island
LHCG LVI, LLC	Arizona
LHCG LVII, LLC	Colorado	At Home Healthcare
LHCG LVIII, LLC	Massachusetts
LHCG LX, LLC	Utah
LHCG LXII, LLC	Tennessee	Tennessee Home Health

LHCG LXIII, LLC	Washington	Assured Home Health
LHCG LXIV, LLC	Alabama	Troy Regional Medical Center Home Health
LHCG LXIX, LLC	Missouri	Missouri Delta Hospice
LHCG LXV, LLC	Missouri	Missouri Delta Home Health
LHCG LXVII, LLC	Louisiana	Lourdes Hospice
LHCG LXVIII, LLC	Arkansas
LHCG LXX, LLC	Kentucky	Commonwealth Home Health
LHCG LXXI, LLC	Kentucky	Lifeline Home Health of Northern Kentucky
LHCG LXXII, LLC	Louisiana	Acadian HomeCare / Abbeville
LHCG LXXIII, LLC	Oregon
LHCG LXXIV, LLC	Georgia	Heartlite Hospice
LHCG LXXIX, LLC	Alabama	Heartlite Hospice
LHCG LXXV, LLC	Georgia
LHCG LXXVI, LLC	Louisiana	Acadian Palliative Care
LHCG LXXVII, LLC	Arizona	Northern Arizona Home Health Northern Arizona Hospice
LHCG LXXVIII, LLC	Louisiana	Jeff Davis MD Homecare
LHCG LXXX, LLC	Virginia	PHR Home Health of Annandale PHR Hospice of Annandale
LHCG LXXXII, LLC	Florida	Parrish Home Health
LHCG LXXXIII, LLC	Arkansas	Elite Hospice
LHCG LXXXIV, LLC	Alabama	Atmore Community Home Care D.W. McMillan Home Health
LHCG LXXXIX, LLC	West Virginia
LHCG LXXXV, LLC	Arkansas	Elite Palliative Care Services
LHCG LXXXVI, LLC	Arkansas
LHCG LXXXVII, LLC	West Virginia
LHCG LXXXVIII, LLC	Tennessee
LHCG New York Holdings, LLC	Delaware
LHCG Partner II, LLC	Texas
LHCG Partner, LLC	Delaware
LHCG V, L.L.C.	Louisiana	Glenwood Home Health Services Louisiana HomeCare of West Monroe
LHCG VI, L.L.C.	Louisiana
LHCG VIII, L.L.C.	Louisiana	Bunkie HomeCare
LHCG X, L.L.C.	Louisiana
LHCG XC, LLC	West Virginia
LHCG XCI, LLC	Ohio	Pleasant Valley Home Health
LHCG XCII, LLC	Ohio	Pleasant Valley Hospice
LHCG XCIII, LLC	Tennessee	Baptist Trinity Home Care & Hospice I
LHCG XCIV, LLC	Tennessee	Baptist Memorial Home Care & Hospice I
LHCG XCIX, LLC	Mississippi	Baptist Home Care & Hospice - North Mississippi
LHCG XCV, LLC	Tennessee	Baptist Reynolds Hospice House I Baptist Trinity Home Care & Hospice III
LHCG XCVI, LLC	Tennessee	Baptist Memorial Home Care & Hospice
LHCG XCVII, LLC	Tennessee	Baptist Hospice Union City

LHCG XCVIII, LLC	Mississippi	Baptist Home Care & Hospice - North Mississippi Baptist Home Care & Hospice - Oxford Baptist Home Care & Hospice - Southaven Baptist Home Care & Hospice - Tupelo
LHCG XII, L.L.C.	Louisiana	Acadia Extended Care Hospital Louisiana Extended Care Hospital of Lafayette
LHCG XIII, L.L.C.	Louisiana	Lourdes Home Health
LHCG XIV, L.L.C.	Louisiana	Acadian Hospice Acadian Hospice and Palliative Care
LHCG XIX, LLC	Florida	Baptist Home Health Care
LHCG XL, LLC	Georgia	Georgia Home Health
LHCG XLI, LLC	South Carolina	Heart of Hospice Upstate Region
LHCG XLII, LLC	Arkansas	Arkansas Home Care Elite Home Health
LHCG XLIII, LLC	Louisiana
LHCG XLIV, LLC	Louisiana
LHCG XLVI, LLC	Kentucky	Lifeline Home Health
LHCG XLVII, LLC	Wisconsin	Wisconsin Home Health
LHCG XLVIII, LLC	Minnesota
LHCG XV, LLC	Louisiana	St. Landry Homecare
LHCG XVI, LLC	Louisiana	Feliciana Home Health
LHCG XVII, LLC	Idaho	Idaho Home Health & Hospice
LHCG XXI, LLC	Idaho	North Idaho Home Health
LHCG XXII, LLC	Alabama	Alabama Hospice Care of Birmingham Alabama Hospice Care of East Alabama Alabama Hospice Care of Jasper Alabama Hospice Care of Tuscaloosa
LHCG XXIII, LLC	Kentucky	Marshall County Hospital Home Health
LHCG XXIX, LLC	Alabama	Alabama Hospice of the Shoals Keller Home Care
LHCG XXV, LLC	Missouri	Community Loving Care Hospice
LHCG XXVI, LLC	Mississippi
LHCG XXVII, LLC	Pennsylvania	Pennsylvania Home Health
LHCG XXXIII, LLC	Texas	DFW Home Health
LHCG XXXIV, LLC	Alabama	Alabama Hospice Care of Mobile
LHCG XXXIX, LLC	Nevada
LHCG XXXVII, LLC	Illinois	LHC-Illinois Home Health Care LHC-Illinois Home Health Care - Effingham
LHCG XXXVIII, LLC	California	Assured Home Health
Lifeline Home Health Care of Bowling Green, LLC	Kentucky	Lifeline Health Care of Hart Lifeline Health Care of Simpson Lifeline Health Care of Warren Lifeline Home Health of Owensboro
Lifeline Home Health Care of Fulton, LLC	Kentucky	Lifeline Health Care of Fulton
Lifeline Home Health Care of Hopkinsville, LLC	Kentucky
Lifeline Home Health Care of Lady Lake, LLC	Florida
Lifeline Home Health Care of Lakeland, LLC	Florida
Lifeline Home Health Care of Lexington, LLC	Kentucky	Lifeline Health Care of Fayette
Lifeline Home Health Care of Marathon, LLC	Florida

Lifeline Home Health Care of Port Charlotte, LLC	Florida
Lifeline Home Health Care of Russellville, LLC	Kentucky	Lifeline Health Care of Logan
Lifeline Home Health Care of Somerset, LLC	Kentucky	Lifeline Health Care of Casey
Lifeline Health Care of Clinton
Lifeline Health Care of Cumberland
Lifeline Health Care of Lincoln
Lifeline Health Care of McCreary
Lifeline Health Care of Pulaski
Lifeline Health Care of Russell
Lifeline Health Care of Taylor
Lifeline Health Care of Wayne
Lifeline Home Health Care of Springfield, LLC	Tennessee	Lifeline Home Health Care
Lifeline Home Health Care of Union City, LLC	Tennessee	Extendicare Home Health of Western Tennessee
Lifeline HomeCare of Salem, LLC	Kentucky
Lifeline of West Tennessee, LLC	Tennessee	Extendicare Home Health of West Tennessee
Lifeline Private Duty Services of Kentucky, LLC	Kentucky	Lifeline Rockcastle Home Health
Lifeline Rockcastle Home Health, LLC	Kentucky
Lifeprint Accountable Care Organization, LLC	Delaware	Optum Accountable Care, Arizona
Lindenhurst Holding, LLC	Delaware
Litson Certified Care, Inc.	New York	Willcare
Litson Health Care, Inc.	New York	Willcare
LLC-II, L.L.C.	Louisiana	St. Landry Extended Care Hospital
Logan Surgical Suites, LLC	Utah	Advanced Surgery Center of Northern Utah
Long Term Solutions, Inc.	Massachusetts
Louisa Home Care Holdings, LLC	Delaware
Louisa Home Care Services, LLC	Delaware	Three Rivers Home Care
Louisiana Extended Care Hospital of Kenner, LLC	Louisiana	Ochsner Extended Care Hospital Ochsner Extended Care Hospital of Kenner
Louisiana Health Care Group, L.L.C.	Louisiana
Louisiana Home Health of Feliciana, LLC	Louisiana	Ochsner Home Health of Baton Rouge
Louisiana Home Health of Hammond, L.L.C.	Louisiana	Ochsner Home Health of Covington
Louisiana Home Health of Houma, L.L.C.	Louisiana	Ochsner Home Health-West Bank
Louisiana HomeCare of Delhi, L.L.C.	Louisiana	Delhi HomeCare
Louisiana HomeCare of Kenner, L.L.C.	Louisiana	Ochsner Home Health of New Orleans
Louisiana HomeCare of Lutcher, L.L.C.	Louisiana	Ochsner Home Health of Lutcher
Louisiana HomeCare of Minden, L.L.C.	Louisiana	Louisiana Homecare / Springhill
Louisiana HomeCare of Miss-Lou, L.L.C.	Louisiana
Louisiana HomeCare of Monroe, L.L.C.	Louisiana	St. Francis Medical Center Home Health
Louisiana HomeCare of North Louisiana, L.L.C.	Louisiana	Louisiana HomeCare of Alexandria
Louisiana HomeCare of Northwest Louisiana, L.L.C.	Louisiana	Louisiana HomeCare Louisiana HomeCare / Shreveport Louisiana Homecare/Zwolle
Louisiana HomeCare of Plaquemine, LLC	Louisiana
Louisiana HomeCare of Raceland, L.L.C.	Louisiana	Ochsner Home Health of Raceland
Louisiana HomeCare of Slidell, L.L.C.	Louisiana	Slidell Memorial Hospital Home Health SMH-Ochsner Home Health of Slidell
Louisiana Hospice & Palliative Care, L.L.C.	Louisiana	Louisiana Hospice and Palliative Care
Louisiana Hospice Group, LLC	Louisiana
Louisiana In-Home Healthcare Partnership-I, LLC	Louisiana

Louisiana In-Home Healthcare Partnership-II, LLC	Louisiana
Louisiana In-Home Healthcare Partnership-III, LLC	Louisiana
Louisiana In-Home Partner-I, LLC	Louisiana	Louisiana Home Health
Louisiana In-Home Partner-II, LLC	Louisiana
Louisiana In-Home Partner-III, LLC	Louisiana
Louisiana Physical Therapy Services of Bossier City, LLC	Louisiana	Louisiana Physical Therapy Services of Bossier City
Louisiana Physical Therapy Services of Harahan, LLC	Louisiana	Louisiana Physical Therapy Services of Harahan
Louisiana Physical Therapy Services of Lafayette, LLC	Louisiana	Louisiana Physical Therapy Services of Lafayette
Louisiana Physical Therapy, L.L.C.	Louisiana
Louisville S.C., Ltd.	Kentucky	Surgecenter of Louisville KY
Louisville-SC Properties, Inc.	Kentucky
Loveland Endoscopy Center, LLC	Colorado
LTS At Home, LLC	Delaware
Lutheran Campus ASC, LLC	Colorado
MAMSI Life and Health Insurance Company	Maryland
Managed Care of North America, Inc.	Florida	MCNA Dental Plans
Managed Physical Network, Inc.	New York
Mansfield Endoscopy Center, LLC	Texas
March Holdings, Inc.	California
March Vision Care, Inc.	California
Marietta Surgical Center, Inc.	Georgia
Marin Surgery Holdings, Inc.	Delaware
Marion Regional HomeCare, LLC	Alabama	Alabama HomeCare of Hamilton
Marlin Holding Company LLC	Delaware
Marshall HomeCare, LLC	Texas	CHRISTUS Good Sheperd
Maryland Ambulatory Centers, LLC	Maryland
Maryland Health Care Group, LLC	Maryland
Maryland Healthcare Partnership, LLC	Maryland
Maryland Intermediary-I, LLC	Maryland
Maryland Intermediary-II, LLC	Maryland
Maryland Intermediary-III, LLC	Maryland
Maryland Intermediary-IV, LLC	Maryland
Maryland Physical Therapy Services of Frederick, LLC	Maryland	Maryland Physical Therapy Services of Frederick
Maryland-SCA Centers, LLC	Delaware
Massachusetts Assurance Company, Ltd. PIC	Grand Cayman
Massachusetts Avenue Surgery Center, LLC	Maryland
Massachusetts Health Care Group, LLC	Massachusetts
Massachusetts Physical Therapy Services of Framingham, LLC	Massachusetts
Massachusetts Physical Therapy Services of Quincy Bay, LLC	Massachusetts
Mayes County HMA Home Health LLC	Oklahoma	Alliance Oklahoma Home Health Northeast
McKenzie Surgery Center, L.P.	Tennessee
MCNA Health Care Holdings, LLC	Florida

MCNA Insurance Company	Texas	MCNA Dental Plans
MCNA Systems Corp.	Florida
MD Ops, Inc.	California	CHIEF Community Health Information Exchange Foundation
MD-Individual Practice Association, Inc.	Maryland
MED 3000 Health Solutions of the Virginias, L.L.C.	Virginia
MED3000 Health Solutions Southeast	Florida
Med-Den Funding, LLC	Nebraska	Proceed Finance
Mederi Caretenders VS of Broward, LLC	Florida	Mederi Caretenders
Mederi Caretenders VS of SE FL, LLC	Florida	Mederi Caretenders
Mederi Caretenders VS of SW FL, LLC	Florida	Mederi Caretenders
Mederi Caretenders VS of Tampa, LLC	Florida	Mederi Caretenders
Mederi Private Care, LLC	Florida	Mederi Private Care
MedExpress Development, LLC	Florida
MedExpress Urgent Care Alabama, LLC	Alabama
MedExpress Urgent Care Maine, Inc.	Maine	Optum Everycare Now Optum Virtual Care
MedExpress Urgent Care New Hampshire, Inc.	New Hampshire
MedExpress Urgent Care of Boynton Beach, LLC	Florida	MedExpress Urgent Care - Boca Raton MedExpress Urgent Care - Coral Springs MedExpress Urgent Care - Palm Beach Gardens MedExpress Urgent Care - Royal Palm Beach
MedExpress Urgent Care, Inc. - Ohio	Ohio
Medical Center Home Health, LLC	Tennessee
Medical Centers HomeCare, LLC	Alabama	Medical Centers HomeCare
Medical Clinic of North Texas PLLC	Texas	Specialist for Health
USMD Physician Services
WellMed
WellMed at Arlington North
WellMed at Arlington South
WellMed at Burleson
WellMed at Carrollton
WellMed at Central Cleburne
WellMed at Clearfork
WellMed at Denton North
WellMed at Flower Mound
WellMed at Fort Worth Southwest
WellMed at Frisco
WellMed at Irving
WellMed at Keller
WellMed at Lake Worth
WellMed at Las Colinas
WellMed at Mid- Cities
WellMed at Midlothian
WellMed at North Fort Worth
WellMed at North Richland Hills
WellMed at Park Springs
WellMed at Plano
WellMed at Weatherford
WellMed NTX Lab
Medical Hilfe S.A.	Chile
Medical Support Los Angeles, Inc.	California	Medical Support Los Angeles, A Medical Corporation
Medical Surgical Centers of America, Inc.	Delaware
MedSynergies, LLC	Delaware

Melbourne Surgery Center, LLC	Georgia	Melbourne Surgery Center
Memorial City Holdings, LLC	Delaware
Memorial City Partners, LLC	Delaware
Memorial Houston Surgery Center, LLC	Texas
Mena Medical Center Home Health, L.L.C.	Arkansas	Elite Home Health Mena Regional Home Health West Arkansas Homecare
Mena Medical Center Hospice, L.L.C.	Arkansas	Elite Hospice Mena Regional Hospice Ouachita Regional Hospice
Mercy South ASC LLC	Missouri
Mesquite Liberty, LLC	Nevada
MGH/SCA, LLC	California
MHC Real Estate Holdings, LLC	California
Miami Surgery Center, LLC	Delaware	The Surgery Center of Doral
Michigan In-Home Healthcare Partnership-I, LLC	Michigan
Michigan In-Home Healthcare Partnership-II, LLC	Michigan
Michigan In-Home Healthcare Partnership-III, LLC	Michigan
Michigan In-Home Healthcare Partnership-IV, LLC	Michigan
Michigan In-Home Partner-I, LLC	Michigan	UP Health System Home Care & Hospice
Michigan In-Home Partner-II, LLC	Michigan	UP Health System Home Care & Hospice
Michigan In-Home Partner-III, LLC	Michigan
Michigan In-Home Partner-IV, LLC	Michigan
Midwest Center for Day Surgery, LLC	Illinois
Midwest Hospice, LLC	Arkansas
Midwest JV Holdings, LLC	Delaware
Mid-West National Life Insurance Company of Tennessee	Texas
Midwest Surgery Center Holdings, LLC	Delaware
Mile High SurgiCenter, LLC	Colorado
Minnesota Health Care Group, LLC	Minnesota
Mirage Endoscopy Center, LP	California
Mississippi Health Care Group, LLC	Mississippi
Mississippi HomeCare of Jackson II, LLC	Mississippi	Mississippi HomeCare / Clinton
Mississippi HomeCare / Jackson
Mississippi HomeCare / Madison
Mississippi HomeCare / Magee
Mississippi HomeCare / Yazoo City
Mississippi HomeCare of Carthage
Mississippi HomeCare of Crystal Springs
Mississippi HomeCare/Flowood
Mississippi HomeCare, L.L.C.	Mississippi
Mississippi Physical Therapy Services of Biloxi, LLC	Mississippi	Mississippi Physical Therapy Services of Biloxi
Missouri Health Care Group, LLC	Missouri
Missouri Physical Therapy Services of Creve Coeur, LLC	Missouri	Missouri Physical Therapy Services of Creve Coeur
Mizell Memorial Hospital HomeCare, LLC	Alabama	LHC HomeCare of South Alabama LHC HomeCare of South Alabama - Andalusia
MJ Nursing at Black Stone, LLC	Ohio

Monarch Management Services, Inc.	Delaware	Advanced Geriatric Care & Family Practice Associates Optum
Montgomery Surgery Center Limited Partnership	Maryland	Montgomery Surgery Center
Mooresville Home Care Services, LLC	Delaware	Lake Norman Home Health
Morristown-Hamblen HomeCare and Hospice, LLC	Tennessee	University of TN Medical Center Home Health Services University of TN Medical Center Hospice Services
Mountaineer HomeCare, LLC	West Virginia	Mountaineer HomeCare
MSLA Management LLC	Delaware
Mt. Pleasant Surgery Center, L.P.	Tennessee
Munroe Regional HomeCare, LLC	Florida	Munroe Regional HomeCare
Murrells Inlet ASC, LLC	South Carolina	Carolina Coast Surgery Center
My Wellness Solutions, LLC	Delaware
NAMM Holdings, Inc.	Delaware
National Cardiovascular Partners GP, LLC	Texas
National Cardiovascular Partners, LP	Texas
National Decision Support Company, LLC	Delaware
National Foundation Life Insurance Company	Texas
National Health Industries, Inc.	Kentucky
National Health Information Network, Inc.	Texas
National Pacific Dental, Inc.	Texas
National Surgery Centers, LLC	Delaware
Nationwide ASC Holdings, LLC	Florida
Nationwide Cass Holdings, LLC	Florida
Nationwide Celebration Holdings, LLC	Florida
Nationwide Midtown Holdings, LLC	Florida
Nationwide Mohawk Holdings, LLC	Florida
Nationwide Ocala Holdings, LLC	Florida
Nationwide SFLJRC Holdings, LLC	Florida
Navigator Health, Inc.	Delaware
Naviguard, Inc.	Delaware
naviHealth Care at Home, LLC	Delaware
naviHealth Coordinated Care, LLC	Delaware
naviHealth Holdings, LLC	Delaware
naviHealth SM Holdings, Inc.	Delaware
naviHealth, Inc.	Delaware	Home & Community Care Transitions
NCP Cardiac Cath Lab of Alexandria, LP	Texas
NCP Cardiac Cath Lab of Beaumont, LP	Texas
NCP Cardiac Cath Lab of Bryan/College Station, LP	Texas
NCP Cardiac Cath Lab of Collin County, LP	Texas
NCP Cardiac Cath Lab of Conroe, LP	Texas
NCP Cardiac Cath Lab of Dallas, LP	Texas
NCP Cardiac Cath Lab of East Fort Lauderdale, LLC	Delaware
NCP Cardiac Cath Lab of Fort Worth, LP	Texas
NCP Cardiac Cath Lab of Lake Charles, LP	Texas
NCP Cardiac Cath Lab of Mid Cities, LP	Texas

NCP Cardiac Cath Lab of Phoenix, LLC	Delaware
NCP Cardiac Cath Lab of Tyler, LP	Texas
NCP Cardiac Cath Lab of Waco, LP	Texas
NCP Cardiac Cath Lab of Wichita, LP	Texas
NCP East Mesa, LLC	Delaware
NCP East Valley Phoenix ASC, LLC	Delaware
NCP Healthcare Holdings, Inc.	Delaware
NCP Healthcare Management Company	Texas
NCP Investment Holdings, Inc.	Delaware
NCP Philadelphia, LLC	Delaware
NCP Phoenix Cardiac Cath and Surgical Center, LLC	Delaware
NCP Phoenix Cardiovascular Practice, LLC	Delaware
NCP Port Arthur Cardiac Cath Lab, LP	Texas
Nebraska Health Care Group, LLC	Nebraska
Neighborhood Health Partnership, Inc.	Florida
Netwerkes, LLC	Tennessee
Nevada Health Care Group, LLC	Nevada
Nevada Pacific Dental	Nevada
New Hampshire Health Care Group, LLC	New Hampshire
New Hampshire Physical Therapy Services of Hanover, LLC	New Hampshire
New Jersey Health Care Group, LLC	New Jersey
New Mexico Health Care Group, LLC	New Mexico
New Mexico Physical Therapy Services of Albuquerque, LLC	New Mexico
New Orleans Regional Physician Hospital Organization, L.L.C.	Louisiana	Peoples Health Peoples Health Network
Nomad Buyer, Inc.	Delaware
North American Medical Management California, Inc.	Tennessee	Optum
North Carolina Health Care Group, LLC	North Carolina
North Carolina In-Home Healthcare Partnership-I, LLC	North Carolina
North Carolina In-Home Healthcare Partnership-II, LLC	North Carolina
North Carolina In-Home Healthcare Partnership-III, LLC	North Carolina
North Carolina In-Home Healthcare Partnership-IV, LLC	North Carolina
North Carolina In-Home Healthcare Partnership-IX, LLC	North Carolina
North Carolina In-Home Healthcare Partnership-V, LLC	North Carolina
North Carolina In-Home Healthcare Partnership-VI, LLC	North Carolina
North Carolina In-Home Healthcare Partnership-VII, LLC	North Carolina
North Carolina In-Home Healthcare Partnership-VIII, LLC	North Carolina
North Carolina In-Home Partner-I, LLC	North Carolina	Harris Home Health
North Carolina In-Home Partner-II, LLC	North Carolina	Harris Palliative Care and Hospice
North Carolina In-Home Partner-III, LLC	North Carolina	Home Care Services of Haywood Regional Medical Center
North Carolina In-Home Partner-IV, LLC	North Carolina	Haywood Hospice & Palliative Care
North Carolina In-Home Partner-IX, LLC	North Carolina	Guardian Home Health
North Carolina In-Home Partner-V, LLC	North Carolina	Carolina Home Care
North Carolina In-Home Partner-VI, LLC	North Carolina	Maria Parham Regional Home Health

North Carolina In-Home Partner-VII, LLC	North Carolina	Hospice of Wilson Medical Center
North Carolina In-Home Partner-VIII, LLC	North Carolina	Home Health of Wilson
North Dallas Surgical Center, LLC	Delaware
North Kitsap Ambulatory Surgery Center, LLC	Washington	Pacific Surgery Center
North Okaloosa Home Health LLC	Florida	Gulf Coast Home Health
North Puget Sound Oncology Equipment Leasing Company, LLC	Washington
Northampton Home Care, LLC	Delaware	Easton Home Health Services
Northeast Arkansas Partnership, LLC	Arkansas
Northeast Washington Home Health, Inc.	Washington	Assured Home Health
Northern Nevada Health Network, Inc.	Nevada
Northern New Jersey Center for Advanced Endoscopy, LLC	New Jersey
Northern New Jersey Endoscopy Holdings, LLC	New Jersey
Northern Rockies Surgicenter, Inc.	Montana
Northern Westchester Facility Project LLC	Delaware
Northlake Real Estate Holdings, LLC	Georgia
Northlake Surgicare, Inc.	Georgia
Northshore Extended Care Hospital, LLC	Louisiana	Northshore Extended Care Hospital
Northwest Georgia Home Health, LLC	Georgia	Home Care Solutions
Northwest Healthcare Alliance, Inc.	Washington	Assured Home Health & Hospice
Northwest Spine and Laser Surgery Center LLC	Oregon	NW Spine and Laser Surgery Center
Northwest Surgicare, LLC	Delaware
NP Services of IN, LLC	Indiana	Advanced Care House Calls
NP Services of KY, LLC	Kentucky	Advanced Care House Calls
NP Services of NC, LLC	North Carolina
NP Services of OH, LLC	Ohio	Assured Care House Calls
NSC Greensboro, LLC	Delaware
NSC Lancaster, LLC	Delaware
NSC Seattle, Inc.	Washington
NSC Upland, LLC	Delaware
Nurse on Call of Arizona, LLC	Delaware	At Home Healthcare I
Nuvaila US, LLC	Delaware
Oak Shadows of Jennings, L.L.C.	Louisiana
Oakbrook Subsidiary, Inc.	Illinois
OC Cardiology Practice Partners, LLC	Delaware
OCC MSO, LLC	Delaware
Ohio Health Care Group, LLC	Ohio
Ohio HomeCare, LLC	Ohio	Housecalls Home Health
Ohio In-Home Healthcare Partnership-I, LLC	Ohio
Ohio In-Home Partner-I, LLC	Ohio	CMH Home Health Care
Ohio Physical Therapy Services of Mayfield Heights, LLC	Ohio	Ohio Physical Therapy Services of Richmond Heights
Ohio Physical Therapy Services of Richmond Heights, LLC	Ohio
Ohio Physical Therapy Services of Xenia, LLC	Ohio
OhioSolutions.org LLC	Ohio	A+ Solutions
Oklahoma City Home Care Services LLC	Delaware	Alliance Oklahoma Home Health OKC

Oklahoma Health Care Group, LLC	Oklahoma
Oklahoma Physical Therapy Services of Norman, LLC	Oklahoma	Oklahoma Physical Therapy Services of Norman
Omesa SpA	Chile
OMNI Health Management, LLC	Florida
OMNI Home Health - District 1, LLC	Florida	SunCrest OMNI
OMNI Home Health - District 2, LLC	Florida	SunCrest OMNI
OMNI Home Health - District 4, LLC	Florida	Apex Home Healthcare
OMNI Home Health - Hernando, LLC	Florida	SunCrest OMNI
OMNI Home Health - Jacksonville, LLC	Florida	Apex Home Healthcare
OMNI Home Health Holdings, Inc.	Delaware
OMNI Home Health Services, LLC	Delaware
OmniClaim, LLC	Delaware
Oncocare S.A.C.	Peru
One Pass Solutions, Inc.	Delaware
One World Surgery	Illinois
OPA MSO, LLC	Delaware
OPA Ortho Holdings, LLC	Washington
OPA Ortho, PLLC	Washington
Ophthalmology Surgery Center of Dallas, LLC	Texas
Optimum Choice, Inc.	Maryland	UnitedHealthcare
Optum Aviator Investor, LLC	Delaware	EverCare
Evercare Hospice
Evercare Hospice and Palliative Care
Evercare Hospice and Palliative Care of Colorado Springs
Evercare Hospice and Palliative Care of Denver
Evercare Palliative Care
Evercare Palliative Services
Evercare Palliative Services of Colorado Springs
Evercare Palliative Services of Denver
Evercare Palliative Services of Dover
Evercare Palliative Services of Vienna
Optum Bank, Inc.	Utah
Optum Behavioral Care of Delaware, Inc.	Delaware	Behavioral Health of Delaware Family Counseling Associates of New Hampshire Optum Behavioral Care of Maine Optum Behavioral Care of New Hampshire Optum Behavioral Care of Vermont

Optum Behavioral Care of Ohio, Inc.	Ohio	A Better Way Therapy of Nebraska
A Plus Solutions of Ohio
Affirmations Psychological Services of Ohio
Amigo Family Counseling of Ohio
Arbor Counseling of Ohio
Capstone Behavioral Health of Nebraska
Optum Behavioral Care of Alaska
Optum Behavioral Care of Hawaii
Optum Behavioral Care of Idaho
Optum Behavioral Care of Iowa
Optum Behavioral Care of Missouri
Optum Behavioral Care of Nebraska
Optum Behavioral Care of New Mexico, Inc.
Optum Behavioral Care of South Dakota
Optum Behavioral Care of Utah
Optum Behavioral Care of Wyoming
Sundance Behavioral Resources of Utah
The Center for Cognitive and Behavioral Therapy of Ohio
Tomorrow Begins Today Counseling of Ohio
Optum Behavioral Care of Virginia, Inc.	Virginia	Coastal Counseling Center of Virginia
Comprehensive MedPsych Systems of Alabama
Discovery Counseling and Consulting of Virginia
Integrated Behavioral Health of Louisiana
Optum Advanced Therapy Associates of Oklahoma
Optum Behavioral Care of Alabama
Optum Behavioral Care of Louisiana
Optum Behavioral Care of Oklahoma
Optum Biometrics, Inc.	Illinois
Optum Care Network of Indiana, LLC	Indiana
Optum Care Networks, Inc.	Delaware	Optum Care Network of Ohio Optum Care Network of Oregon Optum Care Network of Pennsylvania Optum Care Networks of Kentucky OptumCare Network of Connecticut
Optum Care of New York Management, Inc.	New York
Optum Care Services Company	Tennessee	Inspiris Services Company
Optum Care, Inc.	Delaware	MedExpress Payroll Arkansas
Optum Clinics Holding Company, Inc.	Delaware
Optum Compounding Services, LLC	Arizona
Optum Digital Health Holdings, LLC	Delaware
Optum Direct To Consumer, LLC	Delaware
Optum Financial, Inc.	Delaware
Optum Frontier Therapies Commercial Services, Inc.	Delaware
Optum Frontier Therapies Holdings, LLC	Delaware
Optum Frontier Therapies II, LLC	Nevada
Optum Frontier Therapies Specialty Distribution, LLC	Nevada
Optum Frontier Therapies, LLC	Michigan	Alaska Business License #2143853
Optum Genomics, Inc.	Delaware
Optum Global Employees' Gratuity Trust	Telangana
Optum Global Solutions (India) Private Limited	Telangana
Optum Global Solutions (Philippines), Inc.	Phillipines
Optum Global Solutions International B.V.	Netherlands

Optum Government Solutions, Inc.	Delaware
Optum Growth Partners, LLC	Delaware
Optum Health & Technology (Hong Kong) Limited	Hong Kong
Optum Health & Technology (India) Private Limited	Karnataka
Optum Health & Technology (Singapore) Pte. Ltd.	Singapore
Optum Health & Technology (US), LLC	Missouri
Optum Health & Technology Holdings (US), Inc.	Missouri
Optum Health & Technology Serviços do Brasil Ltda.	Brazil
Optum Health Networks, Inc.	Delaware	Optum
Optum Care Network of New York
Optum Care Network-Arizona
Optum Care Newtwork-Arizona
Optum Community Center Layton
Optum Community Center Sandy
Optum Community Center West Valley
Optum Health Networks Illinois
Optum Health Networks Iowa
Optum Health Networks Kansas/Missouri
Optum Health Networks Nebraska
Optum Health Networks of Wisconsin
Optum Utah
OptumCare Medical Network
Optumcare Network of Indiana
OptumCare Network of Ohio
Optum Health Plan of California	Delaware
Optum Health Services (Canada) Ltd.	British Columbia	Interlock Employee and Family Assistance Optum International
Optum Health Solutions (Australia) Pty Ltd	Victoria	Optum Optum International OptumInsight
Optum Health Solutions (Ireland) Limited	Ireland
Optum Health Solutions (UK) Limited	United Kingdom
Optum Healthcare of Illinois, Inc.	Georgia
Optum Heart and Vascular Center, LLC	Nevada
Optum Hospice Pharmacy Services, LLC	Delaware	HospiScript Services Optum Hospice Pharmacy Services Optum Hospice Pharmacy Services Administrator
Optum Infusion Clinic, LLC	Arizona
Optum Infusion Services 100, Inc.	New York	Advanced Care of New Jersey Inc.
Optum Infusion Services 101, Inc.	New York
Optum Infusion Services 103, LLC	Delaware
Optum Infusion Services 200, Inc.	South Carolina
Optum Infusion Services 201, Inc.	Florida
Optum Infusion Services 202, Inc.	Florida
Optum Infusion Services 203, Inc.	Florida
Optum Infusion Services 204, Inc.	Florida
Optum Infusion Services 205, Inc.	Florida
Optum Infusion Services 206, Inc.	Alabama
Optum Infusion Services 207, Inc.	Alabama
Optum Infusion Services 209, Inc.	Georgia	AxelaCare
Optum Infusion Services 301, LP	Oklahoma	AxelaCare
Optum Infusion Services 302, LLC	Nebraska
Optum Infusion Services 305, LLC	Delaware	Optum Services 305, LLC

Optum Infusion Services 308, LLC	Arizona	AxelaCare
Optum Infusion Services 401, LLC	California
Optum Infusion Services 402, LLC	California
Optum Infusion Services 404, LLC	Oregon
Optum Infusion Services 500, Inc.	Delaware	Alaska Business License #2120394 Optum Infusion Services 500 Optum Services 500, Inc.
Optum Infusion Services 501, Inc.	Delaware
Optum Infusion Services 550, LLC	Delaware	Optum Services 550, LLC
Optum Infusion Services 553, LLC	North Carolina	Diplomat Specialty Infusion Group
Optum Insurance of Ohio, Inc.	Ohio
Optum Ireland Health Services Limited	Ireland
Optum KS Holdings, LLC	Delaware
Optum Labs Topaz, Inc.	Delaware
Optum Labs, Inc.	Phillipines
Optum Labs, LLC	Delaware	UnitedHealth Group Research & Development
Optum Life Sciences (Canada) Inc.	Ontario
Optum Networks of New Jersey, Inc.	Delaware	Optum Care Network-New Jersey OptumCare Network of New Jersey OrthoNet of the Mid-Atlantic
Optum of New York, Inc.	New York
Optum Operations (Ireland) Unlimited Company	Ireland
Optum Oregon MSO, LLC	Delaware
Optum Peak Endoscopy Center, LLC	Delaware	Optum Peak Endoscopy
Optum Perks LLC	Delaware
Optum Pharma Services Holdings, Inc.	Delaware
Optum Pharmacy 700, LLC	Delaware
Optum Pharmacy 701, LLC	Delaware	Alaska Business License #2143945
Optum Pharmacy 702, LLC	Indiana
Optum Pharmacy 704, Inc.	Texas
Optum Pharmacy 705, LLC	Alabama
Optum Pharmacy 706, Inc.	New York
Optum Pharmacy 707, Inc.	California
Optum Pharmacy 801, Inc.	Arizona
Optum Public Sector Solutions, Inc.	Delaware	OptumServe Community Care Services
Optum Rocket, LLC	Delaware
Optum SCA CS JV Holdings, LLC	Delaware
Optum Select Management, Inc.	Delaware
Optum Senior Services, LLC	Alabama	SeniorScript
Optum Serve, LLC	Delaware
Optum Services (Ireland) Limited	Ireland
Optum Services (Puerto Rico) LLC	Puerto Rico
Optum Services, Inc.	Delaware	Alaska Business License 2186405
Optum Solutions UK Holdings Limited	United Kingdom
Optum Specialty Distribution Holdings, LLC	Nevada
Optum Specialty Distribution, LLC	Delaware	Alaska Business License
Optum Specialty Services, LLC	Delaware

Optum Technology, LLC	Delaware
Optum UK Solutions Group Limited	United Kingdom
Optum Washington Network, LLC	Washington
Optum Women's and Children's Health, LLC	Delaware
Optum, Inc.	Delaware
Optum360 Services, Inc.	Delaware
Optum360 Solutions, LLC	Delaware
Optum360, LLC	Delaware
OptumCare ACO New Mexico, LLC	Delaware	NM Care ACO, LLC
OptumCare ACO West, LLC	Delaware
OptumCare Clinical Trials, LLC	Delaware	HCP Clinical Research HCP Clinical Research, LLC
OptumCare Colorado ASC, LLC	Colorado	Digestive Disease Endoscoopy Optum Digestive Disease Optum Endoscopy
OptumCare Colorado Medical Group, LLC	Colorado	Colorado Springs Health Partners, LLC Digestive Disease Clinic Mountain View Medical Group Mountain View Medical Group, Part of Optum New West Physicians Optum Optum Digestive Disease
OptumCare Colorado, LLC	Colorado	HealthCare Partners Colorado, LLC
OptumCare Endoscopy Center New Mexico, LLC	New Mexico
OptumCare Florida CI, LLC	Delaware
OptumCare Florida, LLC	Delaware	Optum
OptumCare Holdings Colorado, LLC	Colorado
OptumCare Holdings, LLC	California
OptumCare Management, LLC	California	HealthCare Partners HealthCare Partners, LLC Magan Medical Clinic Optum
OptumCare New Mexico, LLC	Delaware	ABQ Health Partners, LLC
OptumCare New York IPA, Inc.	New York
OptumCare Specialty Practices Investments, LLC	Delaware
OptumCare Specialty Practices, LLC	Delaware
OptumHealth Care Solutions, LLC	Delaware
OptumHealth Holdings, LLC	Delaware
OptumHealth International B.V.	Netherlands
OptumInsight Holdings, LLC	Delaware
OptumInsight Life Sciences, Inc.	Delaware
OptumInsight Provider Value Network ACO - NY, LLC	New York
OptumInsight Provider Value Network ACO, LLC	Delaware
OptumInsight, Inc.	Delaware	Ingenix, Inc. Optum
OptumRx Administrative Services, LLC	Texas	Alaska Business License #2143946
OptumRx Discount Card Services, LLC	Delaware	Alaska Business License #1039765 (qualification)
OptumRx Group Holdings, Inc.	Delaware
OptumRx Health Solutions, LLC	Delaware
OptumRx Holdings I, LLC	Delaware

OptumRx Holdings, LLC	Delaware
OptumRx Home Delivery of Ohio, LLC	Ohio	OptumRx at Nationwide OptumRx of Ohio
OptumRx NY IPA, Inc.	New York
OptumRx of Pennsylvania, LLC	Delaware	FutureScripts Secure
OptumRx PBM of Illinois, Inc.	Delaware
OptumRx PBM of Maryland, LLC	Nevada	Alaska Business License #1048672 OptumRx PBM Administrator of Maryland
OptumRx PBM of Pennsylvania, LLC	Pennsylvania	FutureScripts
OptumRx PBM of Wisconsin, LLC	Wisconsin	OptumRx PBM Administrator of Wisconsin
OptumRx PD of Pennsylvania, LLC	Pennsylvania
OptumRx Pharmacy of Nevada, Inc.	Nevada	Culinary Pharmacy
OptumRx, Inc.	California	Alaska Business License #2084085 FirstLine Medical
Alaska Business License #2108686 FirstLine Benefits
Alaska Business License 2084037 (qualification)
Alaska Business License 969517 (OptumRx)
FirstLine Benefits
FirstLine Medical
Optum Personal Care Benefits
OptumRx
OptumRx PBM Administrator of California
OptumRx Pharmacy at Collins Aerospace
OptumServe Health Services, Inc.	Wisconsin	LHI Logistics Health Logistics Health, Inc. OptumServe Health Services, Inc.
OptumServe Technology Services, Inc.	Maryland	Optum Optum, Inc. QSSI Quality Software Services Quality Software Services, Inc.
Oquirrh West II, LLC	Utah
Oregon Health Care Group, LLC	Oregon
Oren Meyers, Ph.D., LLC	Ohio
Orlando Center for Outpatient Surgery, L.P.	Georgia
OrthoAlliance MSO, LLC	Delaware	OrthoAlliance
OrthoNet Holdings, Inc.	Delaware
OrthoNet LLC	New York	OrthoNet of New York
OrthoNet New York IPA, Inc.	New York
OrthoNet of the South, Inc.	Delaware
OrthoNet West, Inc.	Delaware
Orthopedic Center of Louisville, LLC	Kentucky
OrthoWest MSO, LLC	Delaware
OrthoWest, a California general partnership	California
Osprey JV, LP	Delaware
Ovations, Inc.	Delaware
Oxford Health Insurance, Inc.	New York
Oxford Health Plans (CT), Inc.	Connecticut
Oxford Health Plans (NJ), Inc.	New Jersey

Oxford Health Plans (NY), Inc.	New York
Oxford Health Plans LLC	Delaware	Oxford Agency - Oxford Health Plans Inc.
P2P Link, LLC	Delaware
Pacific Casualty Company, Inc.	Hawaii
PacifiCare Life and Health Insurance Company	Indiana	UnitedHealthOne
PacifiCare Life Assurance Company	Colorado	UnitedHealthOne
PacifiCare of Arizona, Inc.	Arizona	PacifiCare Secure Horizons
Pacífico S.A. Entidad Prestadora de Salud	Peru
Palliative Care At Heart, LLC	South Carolina
Palmetto Express Company, LLC	Delaware
Palmetto Express, L.L.C.	Louisiana
Panama City Surgery Center, LLC	Florida
Panther Blocker I Merger Sub Inc.	Delaware
Panther Blocker II Merger Sub Inc.	Delaware
Panther Company Merger Sub LLC	Delaware
Panther DE Inc.	Delaware
Park Hill Surgery Center, LLC	Texas
Parker LP, LLC	Nevada
Parkway Surgery Center, LLC	Delaware	WellSpan Parkway Surgery Center
Partial Hospital Systems, Inc.	Tennessee	Daybreak Treatment Center
Patient Care Associates, L.L.C.	New Jersey
Patient Care Connecticut, LLC	Connecticut
Patient Care HHA, LLC	Connecticut	TotalCare HomeCare
Patient Care Hospice, LLC	Delaware	Patient Care Hospice of Wayne
Patient Care Medical Services, Inc.	New Jersey
Patient Care New Jersey, Inc.	Delaware
Patient Care of Hudson County, LLC	New Jersey
Patient Care Pennsylvania II, LLC	Pennsylvania	OMNI Personal Care Services
Patient Care Pennsylvania, Inc.	Delaware	OMNI Personal Care Services Patient Care
Patient Care, Inc.	Delaware
Patient's Choice Homecare, LLC	Connecticut
Patient's Choice Hospice and Palliative Care of Louisiana, L.L.C.	Louisiana	Louisiana Hospice and Palliative Care I
Patient's Choice Hospice, LLC	Arkansas	Elite Hospice
Patrimonio Autónomo Nueva Clínica	Colombia
Payment Resolution Services, LLC	Tennessee	AIM HEALTHCARE SERVICES
PDX, Inc.	Texas
PE Gastro Management, LLC	Delaware
PE Gastro MSO Holdings, LLC	Delaware
PE New Jersey Holdco, LLC	New Jersey
PE North Ridgeville Holdings, LLC	Ohio
Peak One Surgery Center, LLC	Colorado
Pearland Pkwy RE, LLC	Delaware
Pennsylvania Health Care Group Holdings, LLC	Pennsylvania
Pennsylvania In-Home Healthcare Partnership-I, LLC	Pennsylvania
Pennsylvania In-Home Healthcare Partnership-II, LLC	Pennsylvania

Pennsylvania In-Home Healthcare Partnership-III, LLC	Pennsylvania
Pennsylvania In-Home Partner-I, LLC	Pennsylvania
Pennsylvania In-Home Partner-II, LLC	Pennsylvania	Conemaugh Regional Hospice
Pennsylvania In-Home Partner-III, LLC	Pennsylvania	Nason Hospital Home Health Agency
Penzo Enterprises, LLC	Delaware
Peoples Health, Inc.	Louisiana
Perimeter Center for Outpatient Surgery, L.P.	Georgia	Perimeter Surgery Center of Atlanta
Petersburg Home Care Services, LLC	Delaware	Southside Regional Home Health
PF2 IP LLC	Delaware
PF2 PST Services LLC	Delaware
PGC Acquisition Holdings, LLC	Pennsylvania
PGC Endoscopy Center for Excellence, LLC	Pennsylvania
PGH Global (Cayman) Limited	Grand Cayman
PGH Global, LLC	Delaware
PGT Medical Group, Inc.	Texas
PharmScript Holdco, LLC	Delaware
PharmScript of CT LLC	Connecticut
PharmScript of Florida, LLC	Florida	PharmScript of Florida South
PharmScript of GA LLC	Delaware
PharmScript of IA, LLC	Delaware
PharmScript of IL, LLC	Delaware
PharmScript of IN LLC	Indiana
PharmScript of KS LLC	Delaware	PharmScript of MO, LLC
PharmScript of MA LLC	Delaware
PharmScript of MD LLC	Delaware
PharmScript of MN LLC	Delaware
PharmScript of NC LLC	Delaware
PharmScript of NE LLC	Delaware
PharmScript of OH LLC	Delaware
PharmScript of PA LLC	Pennsylvania
PharmScript of Texas LLC	Texas	PharmScript of Texas North
PharmScript of TN LLC	Delaware
PharmScript of West Texas, LLC	Delaware
PharmScript, L.L.C.	New Jersey	PHARMSCRIPT OF NY, LLC
Phoenix ASC, LP	Delaware
Phoenix Cardiac Cath and Surgical Center, LLC	Delaware
Phoenix Mental Health and Wellness PLLC	Arizona
Physician Alliance of the Rockies, LLC	Colorado	Optum Care Network
Physicians Accountable Care of Kentucky LLC	Kentucky
Physicians Accountable Care, LLC	Kentucky
Physicians Day Surgery Center, LLC	Florida
Physicians Endoscopy Intermediate Holdco, Inc.	Delaware
Physicians Endoscopy, L.L.C.	Delaware
Physicians Group of Texas, LLC	Texas
Physicians Health Choice of Texas, LLC	Texas	Physicians Health Choice
Physicians Health Plan of Maryland, Inc.	Maryland
Physicians' Medical Center, LLC	Indiana	PMC Regional Hospital

Picayune HomeCare, LLC	Mississippi	Mississippi HomeCare / Wiggins Mississippi HomeCare of Bay St. Louis Mississippi HomeCare of Gulfport Mississippi HomeCare of Picayune
Pinnacle Health Partnership LLP	United Kingdom
Pinnacle III, LLC	Colorado
Platejoy, LLC	Delaware
Plus One Health Management Puerto Rico, Inc.	Puerto Rico
Plus One Holdings, Inc.	Delaware
PMC-SCA Holdings, LLC	Delaware
PMI Acquisition, LLC	Delaware
PMSI, LLC	Florida	Optum Optum Workers Compensation Services of Florida
Polar II Fundo de Investimento em Participações Multiestratégia	Brazil
Polo Holdco, LLC	Delaware
POMCO Network, Inc.	New York
POMCO, Inc.	New York	EM Risk Management Pomco Pomco Group Benefit Administrators
Pomerado Outpatient Surgical Center, Inc.	California	Rancho Bernardo Surgery Center
Pomerado Outpatient Surgical Center, L.P.	California	Palomar Surgical Center Escondido Rancho Bernardo Surgery Center
Ponca City Home Care Services, LLC	Oklahoma	Alliance Oklahoma Home Health North Central Assured Home Health of Ponca City
Port Arthur Cardiac Cath Lab GP, LLC	Texas
Port Arthur Cardiac Cath Lab, LP	Delaware
Port Arthur Surgical Center, LLC	Delaware
Post-Acute Care Center for Research, LLC	Delaware
Pottstown Home Care Services, LLC	Delaware	Tri County Home Health Tri County Home Health & Hospice
PPH Holdings, LLC	Delaware
PPH Management Company, L.L.C.	Delaware
PPH-Columbia, Inc.	Delaware
PPS Holdings, Inc.	Tennessee
Practice Partners in Healthcare, LLC	Delaware
Prairieland Outpatient Diagnostic Center, LLC	Illinois	Digestive Disease Endoscopy Center
Preferred Care Network, Inc.	Florida
Preferred Care Partners Holding, Corp.	Florida
Preferred Care Partners, Inc.	Florida
PreferredOne Administrative Services, Inc.	Minnesota	PreferredOne
PreferredOne Insurance Company	Minnesota
Premier Choice ACO, Inc.	California
Premier Surgery Center of Louisville, L.P.	Tennessee
Premiere Medical Resources, LLC	Delaware
Preston Memorial HomeCare, LLC	West Virginia	Preston Memorial HomeCare
Prevention Healthcare Holdings, LLC	Delaware
Primary Care at Home of Louisiana II, LLC	Louisiana
Primary Care at Home of Louisiana III, LLC	Louisiana

Primary Care at Home of Louisiana IV, LLC	Louisiana
Primary Care at Home of Louisiana, LLC	Louisiana
Primary Care at Home of Tennessee, LLC	Tennessee
Primary Care at Home of West Virginia, LLC	West Virginia
Prime Health, Inc.	Nevada	Med One Works
PrimeCare Medical Network, Inc.	California
PrimeCare of Citrus Valley, Inc.	California	Optum Optum Care Network–Citrus Valley
PrimeCare of Corona, Inc.	California	Optum Optum Care Network-Corona
PrimeCare of Hemet Valley, Inc.	California	Optum Optum Care Network-Hemet Valley
PrimeCare of Inland Valley, Inc.	California	Optum Optum Care Network–Inland Valley
PrimeCare of Moreno Valley, Inc.	California	Optum Optum Care Network–Moreno Valley
PrimeCare of Redlands, Inc.	California	Optum Optum Care- Redlands
PrimeCare of Riverside, Inc.	California
PrimeCare of San Bernardino, Inc.	California	Optum Optum Care Network-San Bernardino
PrimeCare of Sun City, Inc.	California	Optum Optum Care Network–Sun City
PrimeCare of Temecula, Inc.	California	Optum Network Temecula
Princeton Community HomeCare, LLC	West Virginia	PCH Home Health
Princeton Endoscopy Center, LLC	Delaware
Princeton Home Health, LLC	Alabama
Priority Care, Inc.	Connecticut	Patient Care
PRO Surgery Center, LLC	Delaware
Procura Management, Inc.	Delaware	Optum Managed Care Services
Progressive Medical, LLC	Ohio	Optum Workers Compensation Services of Ohio PMI Medical Solutions, LLC PMI Solutions, LLC Progressive Medical Solutions, LLC Progressive Medical, LLC of Ohio
ProHEALTH Medical Management, LLC	Delaware
ProHealth Physicians ACO, LLC	Connecticut
ProHealth Physicians, Inc.	Connecticut
ProHealth Proton Center Management, LLC	Delaware
Pronounced Health Solutions, Inc.	Delaware
Prosemedic S.A.C.	Peru
Prospero Benefits Management, LLC	Delaware
Prospero Care Management, LLC	Delaware
Prospero Management Services, LLC	Delaware
Proxemis Limited	United Kingdom
PS Intermediate Holdco I, LLC	Delaware
PS Intermediate Holdco II, LLC	Delaware
PS Management Services, LLC	Delaware	Pharmscript Management Services, LLC
PS OF MI, LLC	Michigan
PS Payroll Inc.	Delaware	PharmScript Payroll Co.

QoL Acquisition Holdings Corp.	Delaware
R Cubed, Inc.	Tennessee	SeniorMetrix
Rally Health, Inc.	Delaware
Reagan Street Surgery Center, LLC	California
Real Appeal, LLC	Delaware
Red Bud Home Care Services, LLC	Delaware	Red Bud Regional Home Care
Red River HomeCare, L.L.C.	Texas	Elite Home Health
Redlands Ambulatory Surgery Center	California
Redlands-SCA Surgery Centers, Inc.	California
Refresh Intermediate Holdings, Inc.	Delaware
Refresh Kentucky, LLC	Kentucky
Refresh Management, LLC	Delaware
Refresh Mental Health, Inc.	Delaware
Refresh New Jersey Psych Health LLC	New Jersey
Refresh Parent Holdings, Inc.	Delaware
Reliant MSO, LLC	Delaware
Research Surgical Center LLC	Colorado	Surgical Center of the Rockies
Restore OMH Holdings, Inc.	Delaware
Restore OMH Intermediate Holdings, Inc.	Delaware
Rhode Island Health Care Group, LLC	Rhode Island
Richardson Medical Center HomeCare, L.L.C.	Louisiana
Ridges Surgery Center, LLC	Minnesota
River West Home Care, LLC	Delaware
Rivercrest Home Health Care, Inc.	Texas	Elite Home Health
Riverside Medical Management, LLC	Delaware
Riverside Surgical Center of Meadowlands, LLC	New Jersey	Riverside Surgical Center of Rutherford
RLS Katy Cardiovascular Services, LP	Texas
Roane HomeCare, LLC	West Virginia	Roane HomeCare
Rockville Eye Surgery Center, LLC	Maryland	Palisades Eye Surgery Center
Rocky Mountain Health Maintenance Organization, Incorporated	Colorado	Rocky Mountain Health Plans Rocky Mountain HMO
Roma Plaza II, LLC	Nevada
RVO Health, LLC	Delaware
RX Systems Limited	United Kingdom
S&B Health Care, LLC	Ohio
Saber Holdco, LLC	Delaware
Saden S.A.	Chile
Sage Medical, Prof. LLC	South Dakota
Salem Home Care, LLC	Oregon	Assured Home Health - Salem
Salem JV Holdings, LLC	Delaware
Salem Surgery Center, LLC	Oregon	Northbank Surgical Center
Salveo Specialty Pharmacy, Inc.	Delaware
Sand Lake SurgiCenter, LLC	Florida	Sand Lake Surgery Center
Sanvello Health Holdings, LLC	Delaware
Sanvello Health Inc.	Delaware
SC Affiliates, LLC	Delaware
SCA AHN JV Holdings II, LLC	Delaware

SCA AHN JV Holdings, LLC	Delaware
SCA Austin Holdings, LLC	Delaware
SCA Aventura Holdings, LLC	Delaware
SCA Avon Holdings, LLC	Delaware
SCA Bloomfield Holdings, LLC	Delaware
SCA BOSC Holdings, LLC	Delaware
SCA Cedar Park Holdings, LLC	Delaware
SCA Clifton, LLC	Delaware
SCA Colorado Springs Holdings, LLC	Delaware
SCA Cottonwood Holdings, LLC	Delaware
SCA Danbury Surgical Center, LLC	Delaware
SCA Denver Holdings, LLC	Delaware
SCA Development, LLC	Delaware
SCA Duluth Holdings, LLC	Delaware
SCA Duncanville Holdings, LLC	Delaware
SCA Duncanville MSO, LLC	Texas
SCA East Bay Holdings, LLC	Delaware
SCA eCode Solutions Private Limited	Uttar Pradesh
SCA Englewood Health Holdings, LLC	Delaware
SCA Englewood Holdings, LLC	Delaware
SCA ESSC Holdings, LLC	Delaware
SCA Global One Holdings, LLC	Delaware
SCA Grove Creek Holdings, LLC	Delaware
SCA Guilford Holdings II, LLC	Delaware
SCA Guilford Holdings, LLC	Delaware
SCA Hays Holdings, LLC	Delaware
SCA Health Anesthesia - Kentucky, LLC	Delaware
SCA Health Anesthesia, LLC	Delaware
SCA Health Value Enterprise, LLC	Delaware
SCA Health, LLC	Delaware
SCA Heartland Holdings, LLC	Delaware
SCA HoldCo, Inc.	Delaware
SCA Holding Company, Inc.	Delaware
SCA Holdings, Inc.	California
SCA Houston Holdings, LLC	Delaware
SCA HRH Holdings, LLC	Delaware
SCA IEC Holdings, LLC	Delaware
SCA Indiana Holdings, LLC	Delaware
SCA Jacksonville Holdings, LLC	Delaware
SCA Louisville, LLC	Delaware
SCA Lutheran Holdings, LLC	Delaware
SCA Murrells Inlet, LLC	Delaware
SCA Northern Utah Holdings, LLC	Delaware
SCA Northwest Holdings, LLC	Delaware
SCA Outside New Jersey, LLC	Delaware
SCA Pacific Holdings, Inc.	California
SCA Pacific Surgery Holdings, LLC	Delaware

SCA Palisades Holdings, LLC	Delaware
SCA Pinehurst Holdings, LLC	Delaware
SCA Pinnacle Holdings, LLC	Delaware
SCA Premier Surgery Center of Louisville, LLC	Delaware
SCA Providence Holdings, LLC	Delaware
SCA Rockledge JV, LLC	Delaware
SCA ROCS Holdings, LLC	Delaware
SCA Rush Oak Brook Holdings, LLC	Delaware
SCA Sage Medical, LLC	Delaware
SCA San Diego Holdings, LLC	Delaware
SCA South Ogden Holdings, LLC	Delaware
SCA Southwest Fort Wayne Holdings, LLC	Delaware
SCA Southwestern PA, LLC	Delaware
SCA Specialists of Florida, LLC	Delaware
SCA SSSC Holdings, LLC	Delaware
SCA Stonegate Holdings, LLC	Delaware
SCA Surgery Holdings, LLC	Delaware
SCA Surgicare of Laguna Hills, LLC	Delaware
SCA Teammate Support Network	Alabama
SCA Total Holdings, LLC	Delaware
SCA Waterloo Holdings, LLC	Delaware
SCA West Health Holdings, LLC	Delaware
SCA Westgreen Holdings, LLC	Delaware
SCA-Albuquerque Surgery Properties, Inc.	New Mexico
SCA-Anne Arundel, LLC	Delaware
SCA-AppleCare Partners, LLC	Delaware
SCA-Bethesda, LLC	Delaware
SCA-Blue Ridge, LLC	Delaware
SCA-Bonita Springs, LLC	Delaware
SCA-Boynton Beach, LLC	Delaware
SCA-Carlsbad Holdings, LLC	Delaware
SCA-Castle Rock, LLC	Delaware
SCA-Charleston, LLC	Delaware
SCA-Chatham, LLC	Delaware
SCA-Chevy Chase, LLC	Delaware
SCA-Citrus, LLC	Tennessee
SCA-Colonial Partners, LLC	Delaware
SCA-Colorado Springs, LLC	Delaware
SCA-Davenport, LLC	Delaware
SCA-Denver Physicians Holdings, LLC	Colorado
SCA-Denver, LLC	Delaware
SCA-Derry, LLC	Delaware
SCA-Doral, LLC	Delaware
SCA-Downey, LLC	Delaware
SCA-Dry Creek, LLC	Delaware
SCA-Dublin, LLC	Delaware
SCA-Encinitas, Inc.	Delaware

SCA-Eugene, LLC	Tennessee
SCA-First Coast, LLC	Delaware
SCA-Florence, LLC	Delaware
SCA-Fort Collins, Inc.	Colorado
SCA-Fort Walton, Inc.	Tennessee
SCA-Franklin, LLC	Delaware
SCA-Frederick, LLC	Delaware
SCA-Freeway Holdings, LLC	Delaware
SCA-Ft. Myers, LLC	Delaware
SCA-Gainesville, LLC	Delaware
SCA-Gladiolus, LLC	Delaware
SCA-Glenwood Holdings, LLC	Delaware
SCA-Grants Pass, LLC	Delaware
SCA-Grove Place, LLC	Delaware
SCA-Hagerstown, LLC	Delaware
SCA-Hilton Head, LLC	Delaware
SCA-Houston Executive, LLC	Delaware
SCAI Holdings, LLC	Delaware
SCA-Illinois, LLC	Delaware
SCA-Insight Holdings, LLC	Delaware
SCA-JPM Holdings, LLC	Delaware
SCA-Kissing Camels Holdings, LLC	Delaware
SCA-Louisville Ortho, LLC	Delaware
SCA-Mecklenburg Development Corp.	North Carolina
SCA-Memorial City, LLC	Delaware
SCA-Memorial, LLC	Texas
SCA-Merritt, LLC	Delaware
SCA-Midlands, LLC	Delaware
SCA-Mirage Holdings, LLC	Delaware
SCA-Mobile, LLC	Delaware
SCA-Mokena, LLC	Delaware
SCA-Morris County, LLC	Delaware
SCA-Mt. Pleasant, LLC	Delaware
SCA-Naperville, LLC	Delaware
SCA-Naples, LLC	Delaware
SCA-New Jersey, LLC	Delaware
SCA-Newport Beach, LLC	California
Scanner Centromed S.A.	Chile
SCA-Optum Nevada Holdings, LLC	Delaware
SCA-Palm Beach MSO Holdings, LLC	Delaware
SCA-Palm Beach, LLC	Delaware
SCA-Palomar Holdings, LLC	Delaware
SCA-Panama City Holdings, LLC	Delaware
SCA-Pocono, LLC	Delaware
SCA-Portland, LLC	Delaware
SCA-Practice Partners Holdings, LLC	Delaware
SCA-Pro Holdings, LLC	Delaware

SCA-Riverside Partners, LLC	Delaware
SCA-Riverside, LLC	Delaware
SCA-RWJBH TSC Holdings, LLC	Delaware
SCA-Sacred Heart Holdings, LLC	Delaware
SCA-San Diego, Inc.	Delaware
SCA-San Luis Obispo, LLC	Delaware
SCA-Sand Lake, LLC	Delaware
SCA-Santa Rosa, Inc.	Nevada
SCA-Seattle, LLC	Delaware
SCA-Somerset, LLC	Delaware
SCA-Spartanburg Holdings, LLC	Delaware
SCA-St. Cloud Holdings, LLC	Delaware
SCA-St. Louis Holdings, LLC	Delaware
SCA-St. Louis, LLC	Delaware
SCA-St. Lucie, LLC	Delaware
SCA-Surgicare, LLC	Delaware
SCA-UTH Holdings, LLC	Texas
SCA-Verta, LLC	Delaware
SCA-VLR Holdings Company, LLC	Delaware
SCA-Wake Forest, LLC	Delaware
SCA-Western Connecticut, LLC	Delaware
SCA-Winston-Salem, LLC	Delaware
SCA-Winter Park, Inc.	Tennessee
SCA-Woodlands Holdings, LLC	Delaware
SCLHS-SCA Holdings, LLC	Delaware
SCP Specialty Infusion, LLC	Delaware
Scranton Quincy Home Care Services, LLC	Delaware	Commonwealth Home Health of Moses Taylor
SD IV/Co-Invs Pharm Blocker Corp.	Delaware
Seattle Surgery Center LLC	Washington
Senior Benefits, L.L.C.	Arizona
Senior Care Network of Connecticut, LLC	Delaware	Advantage Plus Network -Connecticut
Serquinox Holdings LLC	Delaware
Servicios de Entrenamiento en Competencias Clínicas SpA	Chile
Servicios Integrados de Salud Ltda.	Chile
Servicios Médicos Amed Quilpué S.A.	Chile
Servicios Médicos Bío Bío Ltda.	Chile
Servicios Médicos Ciudad del Mar Ltda.	Chile
Servicios Médicos Santa María Ltda.	Chile
Servicios Médicos Vespucio Ltda.	Chile
Sharon Home Care Services, LLC	Delaware	Sharon Regional Health System Home Health Sharon Regional Health System Home Health & Hospice Sharon Regional Health System Hospice and Palliative Care
SHC Atlanta, LLC	Delaware
SHC Austin, Inc.	Georgia

SHC Hawthorn, Inc.	Georgia
SHC Melbourne, Inc.	Georgia
Shelbyville Home Care Services, LLC	Delaware
Sierra Health and Life Insurance Company, Inc.	Nevada	UnitedHealthcare Insurance Company USA
Sierra Health Services, Inc.	Nevada
Sierra Health-Care Options, Inc.	Nevada
Sierra Home Medical Products, Inc.	Nevada	Southwest Medical Pharmacy & Home Medical Equipment Southwest Medical Pharmacy & Home Medical Equipment, Inc. THC of Nevada
Sierra Nevada Administrators, Inc.	Nevada
Sistema de Administración Hospitalaria S.A.C.	Peru
SJ East Campus ASC, LLC	Colorado	Denver Convalescent & Recovery Center Denver Surgery Center
SJ Home Care, LLC	Delaware	Lutheran Health Network Home Health
Lutheran Health network Home Health, Bluffton
Lutheran Home Health
Lutheran Home Health, Bluffton
Lutheran Lifeline
St. Joseph Home Care
Summit Home Health
Summit Home Health, Bluffton
Summit Lifeline
Small Business Insurance Advisors, Inc.	Texas
Sociedad de Inversiones Santa María SpA	Chile
Solaris JV Holdings, Inc.	Delaware
Solstice Administration Services, Inc.	Florida
Solstice Administrators of Alabama, Inc.	Alabama
Solstice Administrators of Missouri, Inc.	Missouri
Solstice Administrators of North Carolina Inc.	North Carolina
Solstice Administrators, Inc.	California
Solstice Benefit Services, Inc.	Florida
Solstice Benefits, Inc.	Florida
Solstice Health Insurance Company	New York
Solstice Healthplans of Arizona, Inc.	Arizona
Solstice Healthplans of Colorado, Inc.	Colorado
Solstice Healthplans of Ohio, Inc.	Ohio
Solstice Healthplans of Texas, Inc.	Texas
Solstice Healthplans, Inc.	Florida
Solstice of Illinois, Inc.	Illinois
Solstice of Minnesota, Inc.	Minnesota
Solstice of New York, Inc.	New York
Soluciones en Salud SpA	Chile
Solutran, LLC	Delaware	Alaska Business License #2184150
Somerset Outpatient Surgery, L.L.C.	New Jersey	Raritan Valley Surgery Center
Sonus JV LP	Delaware
SOSCCA Holdings, LLC	Delaware
South Arlington Surgical Providers, LLC	Texas
South Carolina Health Care Group, LLC	South Carolina

South Carolina In-Home Healthcare Partnership-I, LLC	South Carolina
South Carolina In-Home Healthcare Partnership-II, LLC	South Carolina
South Carolina In-Home Healthcare Partnership-III, LLC	South Carolina
South Carolina In-Home Partner-I, LLC	South Carolina	Providence Home Health
South Carolina In-Home Partner-II, LLC	South Carolina
South Carolina In-Home Partner-III, LLC	South Carolina
South Florida Joint Replacement Center, LLC	Florida
South Mississippi Home Health, Inc.	Mississippi	Deaconess Hospice
South Mississippi Home Health, Inc. - Region I	Mississippi	Deaconess HomeCare
South Mississippi Home Health, Inc. - Region II	Mississippi	Deaconess HomeCare
South Mississippi Home Health, Inc. - Region III	Mississippi
Southeast Alabama HomeCare, LLC	Alabama	Southeast Alabama HomeCare Southeast Alabama HomeCare of Eufaula
Southeast Louisiana HomeCare, L.L.C.	Louisiana
Southern California Physicians Managed Care Services, LLC	California
Southern Georgia Partnership, LLC	Georgia
Southwest Arkansas HomeCare, LLC	Arkansas	Elite Home Health Southwest Arkansas Homecare
Southwest Medical Associates, Inc.	Nevada	COU, Inc. OptumCare OptumCare Community Center Southwest Hospitalist Services Group Southwest Medical Specialties Pharmacy
Southwest Michigan Health Network Inc.	Michigan
Southwest Missouri HomeCare, LLC	Missouri	Access Community-Based Services
Southwest Post-Acute Care Partnership, LLC	Texas
Southwest Surgery Center, LLC	Illinois	Center for Minimally Invasive Surgery
Southwest Surgical Center, LLC	Minnesota	Orthopaedic Institute Surgery Center
SP GE VIII-B Pharm Blocker Corp.	Delaware
Space Coast Surgical Center, Ltd.	Florida	Merritt Island Surgery Center
Specialists in Urology Surgery Center, LLC	Florida	Sunergy Outpatient Surgery Center - Naples
Specialized Outpatient Surgery Center for Children and Adults, LLC	Florida
Specialized Pharmaceuticals, Inc.	Pennsylvania
Specialty Benefits, LLC	Delaware
Specialty Billing Solutions, LLC	Colorado
Specialty Pharmacy Blocker, LLC	Delaware
Specialty Surgical Center, LLC	New Jersey
Spectera of New York, IPA, Inc.	New York
Spectera, Inc.	Maryland	CARE Programs, a division of Spectera, Inc Health Benefit Sevices, Inc. Spectera United Optical
Spokane Home Care Services, LLC	Delaware
Springdale Home Care Services, LLC	Delaware	Northwest Arkansas Home Health Northwest Home Health
SRPS, LLC	Delaware
St. Cloud MSO, LLC	Delaware

St. Cloud Surgical Center, LLC	Delaware
St. James HomeCare, L.L.C.	Louisiana
St. Louis Cardiovascular Institute, LLC	Missouri
St. Louis Specialty Surgical Center, LLC	Missouri
St. Mary's Medical Center Home Health Services, LLC	West Virginia	St. Mary's Home Health Service
Steamboat Surgery Center, LLC	Colorado
Stonegate Surgery Center, L.P.	Texas
Summit Cardiovascular Group, LLC	Delaware
Suncoast Healthcare Partnership, LLC	Florida
Suncoast Partner-1, LLC	Florida
Suncoast Partner-II, LLC	Florida
Suncoast Partner-III, LLC	Florida
Suncoast Partnership-I, LLC	Florida
Suncoast Partnership-II, LLC	Florida
Suncoast Partnership-III, LLC	Florida
SunCrest Companion Services, LLC	Tennessee	SunCrest Companion Services of Clarksville
SunCrest Companion Services of Hendersonville
SunCrest Companion Services of Manchester
SunCrest Companion Services of Memphis
SunCrest Companion Services of Smithville
SunCrest Healthcare of East Tennessee, LLC	Tennessee	SunCrest Home Health
SunCrest Healthcare of Middle TN, LLC	Tennessee	SunCrest Home Health I
SunCrest Healthcare of West Tennessee, LLC	Tennessee	Homechoice Health Services Homechoice Health Services - Hernando
SunCrest Healthcare, Inc.	Georgia
Suncrest Home Health of AL, Inc.	Alabama	SunCrest Home Health
SunCrest Home Health of Claiborne County, Inc.	Tennessee
SunCrest Home Health of Georgia, Inc.	Georgia	SunCrest Home Health
SunCrest Home Health of Manchester, Inc.	Tennessee	SunCrest Home Health II
SunCrest Home Health of MO, Inc.	Missouri
SunCrest Home Health of Nashville, Inc.	Tennessee	SunCrest Home Health III
SunCrest Home Health of South GA, Inc.	Georgia	SunCrest Home Health
SunCrest Home Health of Tampa, LLC	Florida	SunCrest OMNI
SunCrest LBL Holdings, Inc.	Tennessee
SunCrest Outpatient Rehab Services of TN, LLC	Tennessee
SunCrest Outpatient Rehab Services, LLC	Tennessee
SunCrest Telehealth Services, Inc.	Tennessee
Sundance Behavioral Resources, LLC	Utah
SunSurgery, LLC	Delaware
Surgery Center at Cherry Creek, LLC	Colorado
Surgery Center at Cottonwood, LLC	Utah
Surgery Center at Grove Creek, LLC	Utah
Surgery Center at Kissing Camels, LLC	Colorado
Surgery Center at South Ogden, LLC	Utah
Surgery Center Holding, LLC	Delaware
Surgery Center of Boca Raton, Inc.	Florida

Surgery Center of Colorado Springs, LLC	Delaware
Surgery Center of Des Moines, LLC	Delaware
Surgery Center of Easton, LLC	Delaware
Surgery Center of Ellicott City, Inc.	Delaware
Surgery Center of Highlands Ranch, LLC	Colorado
Surgery Center of Louisville, LLC	Delaware
Surgery Center of Maui, LLC	Delaware
Surgery Center of Southern Pines, LLC	Delaware
Surgery Center of The Woodlands, LLC	Texas	Creekside Surgery Center
Surgery Centers of Des Moines, Ltd., an Iowa Limited Partnership	Iowa	Surgery Center of Des Moines
Surgery Centers-West Holdings, LLC	Delaware
Surgical Care Affiliates Political Action Committee	Alabama
Surgical Care Affiliates, LLC	Delaware	SCA Health
Surgical Care Partners of Melbourne, LLC	Delaware
Surgical Caregivers of Fort Worth, LLC	Texas
Surgical Center of San Diego, LLC	California
Surgical Center of Tuscaloosa Holdings, LLC	Alabama
Surgical Center of TVH, LLC	Idaho
Surgical Health Of Orlando, LLC	Florida
Surgical Health, LLC	Delaware
Surgical Management Solutions, LLC	Delaware	Specialist Management Solutions Surgical Management Solutions
Surgicare of Jackson, LLC	Delaware
Surgicare of Joliet, Inc.	Illinois
Surgicare of La Veta, Inc.	California
Surgicare of Minneapolis, LLC	Delaware
Surgicare of Mobile, LLC	Delaware
Surgicare of Oceanside, Inc.	California
Surgicare of Owensboro, LLC	Delaware
Surgicare of Salem, LLC	Delaware
Surgicenters of Southern California, Inc.	California
SWF Home Care Services, LLC	Florida
Tampa Bay Surgery Center Midtown, LLC	Florida
Tecnología de Información en Salud S.A.	Chile
Tennessee Health Care Group, LLC	Tennessee
Tennessee In-Home Healthcare Partnership-I, LLC	Tennessee
Tennessee In-Home Healthcare Partnership-II, LLC	Tennessee
Tennessee In-Home Healthcare Partnership-III, LLC	Tennessee
Tennessee In-Home Healthcare Partnership-IV, LLC	Tennessee
Tennessee In-Home Partner-I, LLC	Tennessee	HighPoint Homecare I
Tennessee In-Home Partner-II, LLC	Tennessee	HighPoint Hospice I
Tennessee In-Home Partner-III, LLC	Tennessee	Deaconess HomeCare I
Tennessee In-Home Partner-IV, LLC	Tennessee
Tennessee Nursing Services of Morristown, Inc.	Tennessee	SunCrest Home Health IV SunCrest Hospice
Tennessee Physical Therapy Services of Kingsport, LLC	Tennessee
Tennessee Physical Therapy Services of Knoxville, LLC	Tennessee

Tennessee Physical Therapy Services of Memphis, LLC	Tennessee
Tennessee Physical Therapy Services of Mt. Juliet, LLC	Tennessee
Texas Health Care Group Holdings, LLC	Louisiana
Texas Health Care Group of Texarkana, L.L.C.	Texas	CHRISTUS HomeCare - St. Michael
Texas Health Care Group of The Golden Triangle, LLC	Texas	Southern Home Health
Texas Health Care Group, L.L.C.	Texas
Texas Health Craig Ranch Surgery Center, LLC	Texas
Texas Health Flower Mound Orthopedic Surgery Center, LLC	Texas
Texas Health Orthopedic Surgery Center Alliance, LLC	Texas
Texas Health Surgery Center Alliance, LLC	Texas
Texas Health Surgery Center Bedford, LLC	Texas
Texas Health Surgery Center Chisholm Trail, LLC	Texas
Texas Health Surgery Center Forney, LLC	Texas
Texas Health Surgery Center Irving, LLC	Texas
Texas Health Surgery Center Las Colinas, LLC	Texas
Texas Health Surgery Center Preston Plaza, LLC	Texas
Texas Health Surgery Center Rockwall, LLC	Texas
Texas Health Surgery Center Royse City, LLC	Texas
Texas Health Surgery Center Southwest Fort Worth, LLC	Texas
Texas Health Surgery Center Waxahachie, LLC	Texas
Texas Health Surgery Center Willow Park, LLC	Texas
Texas Physical Therapy Services of Baytown, LLC	Texas
Texas Physical Therapy Services of Burleson, LLC	Texas	Texas Physical Therapy Services of Burleson
Texas Physical Therapy Services of Tyler, LLC	Texas	Texas Physical Therapy Services of Tyler
The Advisory Board Company	Delaware	The Delaware Advisory Board Company
The Ambulatory Cardiovascular Center of Pennsylvania ASC, LLC	Delaware
The Center for Cognitive and Behavioral Therapy of Greater Columbus, Inc.	Ohio	CCBT THE CENTER FOR COGNITIVE AND BEHAVIORAL THERAPY OF GREATER COLUMBUS, INC.
The Center for Eating Disorders Management, Inc.	New Hampshire	The Better Brain Center
The Chesapeake Life Insurance Company	Oklahoma
The Endoscopy Center of West Central Ohio, LLC	Ohio	The Endoscopy Center
The Hospice Promise Foundation	Louisiana
The Lewin Group, Inc.	North Carolina	Lewin Lewin Group, Inc. (The)
The Polyclinic MSO, LLC	Delaware
The Surgery Center of Easton, L.P.	Tennessee
The Surgical Center of the Treasure Coast, L.L.C.	Florida
Therigy, LLC	Florida
Thomas Home Health, LLC	Alabama	Coastal Home Health Thomas Home Health
Thomas Johnson Surgery Center, LLC	Maryland
Three Rivers Holdings, Inc.	Delaware
Three Rivers HomeCare, LLC	Oregon	Southern Oregon Home Health Three Rivers HomeCare

THR-SCA Holdings, LLC	Texas
Tmesys, LLC	Florida
Tomball Texas Home Care Services, LLC	Delaware	Elite Home Health
Total Surgery Center, LLC	Florida
Trails Edge Surgery Center, LLC	Florida
Transformer TX Holdings, LLC	Texas
Travel Express Incorporated	Maryland
Trellis Rx, LLC	Delaware	Specialty Pharmacy Venture Opco, LLC Trellis Rx
Trigg County Home Health, Inc.	Kentucky	Caretenders - Cadiz
Trinity Cardiovascular Care, PLLC	Texas
Tri-Parish Community HomeCare, L.L.C.	Louisiana	Eunice Community Home Health
TTCP-SR Holdings, Inc.	Delaware
Tucson Home Care Services, LLC	Delaware	At Home Healthcare Northwest Northwest Healthcare Home Health
Tuscaloosa Anesthesia Associates, LLC	Delaware
Twin Lakes Home Health Agency, LLC	Kentucky	Twin Lakes Home Health
U.S. Behavioral Health Plan, California	California	OptumHealth Behavioral Solutions of California
UCHealth HRH-SCA Holdings, LLC	Delaware
UHC Finance (Ireland) Limited	Ireland
UHC International Services, Inc.	Delaware
UHC of California	California	PacifiCare PacifiCare of California Secure Horizons UnitedHealthcare of California
UHCG - FZE	Dubai
UHCG Holdings (Ireland) Limited	Ireland
UHCG Services (Ireland) Limited	Ireland	UnitedHealthcare Global
UHG Holdings 1 (Ireland) Unlimited Company	Ireland
UHG Holdings 2 (Ireland) Unlimited Company	Ireland
UHG Holdings 3 (Ireland) Unlimited Company	Ireland
UHG Holdings 4 (Ireland) Unlimited Company	Ireland
UHG Holdings 5 (Ireland) Unlimited Company	Ireland
UHG Holdings UK IV Limited	United Kingdom
UHG Holdings UK V Limited	England
UHG Holdings UK VI Limited	United Kingdom
UHG Holdings UK VII Limited	United Kingdom
UHG International (Ireland) Unlimited Company	Ireland
UHIC Holdings, Inc.	Delaware	OneNet PPO
UMR, Inc.	Delaware	Administrative Services Group Fiserv Health - Wausau Benefits
Unidad Médica y de Diagnóstico S.A.	Colombia
Unimerica Insurance Company	Wisconsin	Unimerica Life Insurance Company
Unimerica Life Insurance Company of New York	New York

United Behavioral Health	California	Life Strategies
Optum Idaho
Optum Salt Lake County
Optum Tooele County
OptumHealth Behavioral Solutions
Plan 21, INCORPORATED
Plan 21, Incorporated
U.S. Behavioral Health
U.S. Behavioral Health, Inc.
United Behavioral Health (Inc.)
United Behavioral Health, Inc.
United Behavioral Systems, Inc.
United Behavioral Health of New York, I.P.A., Inc.	New York
United Group Reinsurance, Inc.	Grand Turk
United Health Foundation	Minnesota	United Health Hospice Foundation
United HealthCare Services, Inc.	Minnesota	AmeriChoice
EverCare
Health Professionals Review
Healthmarc
HealthPro
Institute for Human Resources
UHC Management Company
UHC Management Company, Inc.
United Health Care
United HealthCare
United HealthCare Corporation
United HealthCare Management Company, Inc.
United HealthCare Management Services
United HealthCare Services of Minnesota
United HealthCare Services of Minnesota, Inc.
United Resource Networks
United Resource Networks, Inc.
UnitedHealthcare
UnitedHealthcare Medicare Customer Service Center
UnitedHealthcare MedicareStore
United Medical Park ASC, LLC	Iowa
United Optum Real Estate, LLC	Delaware
United Resource Networks IPA of New York, Inc.	New York
UnitedHealth Advisors, LLC	Maine
UnitedHealth Group Incorporated	Delaware	UnitedHealth Group
UnitedHealth Group International Finance (Ireland) Unlimited Company	Ireland
UnitedHealth International, Inc.	Delaware
UnitedHealth Military & Veterans Services, LLC	Delaware
UnitedHealthcare Benefits of Texas, Inc.	Texas	UnitedHealthcare Health Plan of Texas, Inc.
UnitedHealthcare Benefits Plan of California	California
UnitedHealthcare Children's Foundation, Inc.	Maryland
UnitedHealthcare Community Plan of Ohio, Inc.	Ohio	UnitedHealthcare Community Plan
UnitedHealthcare Community Plan of Texas, L.L.C.	Texas
UnitedHealthcare Community Plan, Inc.	Michigan
UnitedHealthcare Europe S.á r.l.	Luxembourg
UnitedHealthcare Freedom Insurance Company	New Hampshire	Tufts Health Freedom Plan UnitedHealthcare Freedom Plans
UnitedHealthcare Freedom Plans, Inc.	Delaware
UnitedHealthcare Global Medical (UK) Limited	United Kingdom

UnitedHealthcare Insurance Company	Connecticut	UnitedHealthcare Community Plan
UnitedHealthcare Insurance Company of America	Illinois
UnitedHealthcare Insurance Company of Illinois	Illinois
UnitedHealthcare Insurance Company of New York	New York
UnitedHealthcare Insurance Company of the River Valley	Illinois
UnitedHealthcare Insurance Designated Activity Company	Dublin
UnitedHealthcare Integrated Services, Inc.	Arizona
UnitedHealthcare International Finance S.à r.l.	Luxembourg
UnitedHealthcare International I B.V.	Netherlands
UnitedHealthcare International II S.á r.l.	Luxembourg
UnitedHealthcare International III B.V.	Netherlands
UnitedHealthcare International III S.á r.l.	Luxembourg
UnitedHealthcare International IV S.á r.l.	Luxembourg
UnitedHealthcare International VIII S.à r.l.	Luxembourg
UnitedHealthcare International X S.à r.l.	Luxembourg
UnitedHealthcare Life Insurance Company	Wisconsin
UnitedHealthcare of Alabama, Inc.	Alabama
UnitedHealthcare of Arizona, Inc.	Arizona
UnitedHealthcare of Arkansas, Inc.	Arkansas	Complete Health
UnitedHealthcare of Colorado, Inc.	Colorado	MetraHealth Care Plan
UnitedHealthcare of Florida, Inc.	Florida	Community and State Plan of Florida UnitedHealthcare Community Plan UnitedHealthcare Community Plan of Florida
UnitedHealthcare of Georgia, Inc.	Georgia	United HealthCare of Georgia
UnitedHealthcare of Illinois, Inc.	Illinois	UnitedHealthcare Community Plan of Minnesota
UnitedHealthcare of Kentucky, Ltd.	Kentucky	United HealthCare of Kentucky, L.P.
UnitedHealthcare of Louisiana, Inc.	Louisiana	UnitedHealthcare Community Plan
UnitedHealthcare of Mississippi, Inc.	Mississippi
UnitedHealthcare of New England, Inc.	Rhode Island
UnitedHealthcare of New Mexico, Inc.	New Mexico
UnitedHealthcare of New York, Inc.	New York	UnitedHealthcare Community Plan
UnitedHealthcare of North Carolina, Inc.	North Carolina
UnitedHealthcare of Ohio, Inc.	Ohio
UnitedHealthcare of Oklahoma, Inc.	Oklahoma	PacifiCare PacifiCare Health Options PacifiCare of Oklahoma Secure Horizons UnitedHealthcare Community Plan of Oklahoma
UnitedHealthcare of Oregon, Inc.	Oregon
UnitedHealthcare of Pennsylvania, Inc.	Pennsylvania	UnitedHealthcare Community Plan UnitedHealthcare Community Plan for Families UnitedHealthcare Community Plan for Kids UnitedHealthcare Community Plan of Pennsylvania UnitedHealthcare Dual Complete
UnitedHealthcare of South Carolina, Inc.	South Carolina

UnitedHealthcare of Texas, Inc.	Texas
UnitedHealthcare of the Mid-Atlantic, Inc.	Maryland	UnitedHealthcare Community Plan of Virginia
UnitedHealthcare of the Midlands, Inc.	Nebraska
UnitedHealthcare of the Midwest, Inc.	Missouri
UnitedHealthcare of the Rockies, Inc.	Utah
UnitedHealthcare of Utah, Inc.	Utah	UnitedHealthcare of Idaho, Inc.
UnitedHealthcare of Washington, Inc.	Washington	PacifiCare Secure Horizons UnitedHealthcare UnitedHealthcare Community Plan
UnitedHealthcare of Wisconsin, Inc.	Wisconsin
UnitedHealthcare Plan of the River Valley, Inc.	Illinois
UnitedHealthcare Service LLC	Delaware
UnitedHealthcare Specialty Benefits, LLC	Maine	DCG RESOURCE OPTIONS ADMINISTRATORS, LLC UnitedHealthcare Specialty Benefits WorkUp, LLC
UnitedHealthcare, Inc.	Delaware
Unity Health Network, LLC	Delaware	Summit Dermatology Western Reserve Orthopedic and Upper Extremity Surgery
University of TN Medical Center Home Care Services, LLC	Tennessee	University of TN Medical Center Home Care Services - Home Health University of TN Medical Center Home Care Services - Hospice
Upland Holdings, LLC	California
Upland Outpatient Surgical Center, L.P.	California	Ontario Advanced Surgery Center
Urgent Care Holdings, LLC	Delaware
Urgent Care MSO, LLC	Delaware
USHEALTH Administrators, LLC	Delaware
USHEALTH Advisors, LLC	Texas
USHEALTH Funding, Inc.	Delaware
USHEALTH Group, Inc.	Delaware
USMD Administrative Services, L.L.C.	Texas
USMD Affiliated Services	Texas	USMD Physician Services
USMD Holdings, Inc.	Delaware
USMD Inc.	Texas
USMD PPM, LLC	Texas
Utah Health Care Group, LLC	Utah
UTHealth Ambulatory Surgery Center Bellaire Station, LLC	Texas
Valley Physicians Network, Inc.	California	Optum Optum Care Network–Valley Physicians
Valparaiso Home Care Services, LLC	Delaware	Indiana Home Care Northwest Porter Health Care System Home Health Porter Home Health
Vascular Labs of the Rockies ASC, LLC	Delaware
Vascular Labs of the Rockies, PLLC	Colorado
Venice Home Care Services, LLC	Delaware
Verta Management Services, LLC	Delaware
Via Vitae MSO, LLC	Delaware

Victoria Texas Home Care Services, LLC	Delaware	Elite Home Health
Vida Integra S.p.A.	Chile
Vida Tres S.A.	Chile
Vieosoft, Inc.	Washington
Virginia Health Care Group, LLC	Virginia
Virginia HomeCare, LLC	Virginia	Advanced Health Services Advanced health Services
Virginia In-Home Healthcare Partnership-I, LLC	Virginia
Virginia In-Home Healthcare Partnership-II, LLC	Virginia
Virginia In-Home Healthcare Partnership-III, LLC	Virginia
Virginia In-Home Healthcare Partnership-IV, LLC	Virginia
Virginia In-Home Healthcare Partnership-IX, LLC	Virginia
Virginia In-Home Healthcare Partnership-V, LLC	Virginia
Virginia In-Home Healthcare Partnership-VI, LLC	Virginia
Virginia In-Home Healthcare Partnership-VII, LLC	Virginia
Virginia In-Home Healthcare Partnership-VIII, LLC	Virginia
Virginia In-Home Healthcare Partnership-X, LLC	Virginia
Virginia In-Home Healthcare Partnership-XI, LLC	Virginia
Virginia In-Home Healthcare Partnership-XII, LLC	Virginia
Virginia In-Home Partner-I, LLC	Virginia	Wythe Circle Home Care
Virginia In-Home Partner-II, LLC	Virginia	Wythe Hospice of Southwest Virginia
Virginia In-Home Partner-III, LLC	Virginia	Commonwealth Heathcare at Home Savoh Home Health of Danville
Virginia In-Home Partner-IV, LLC	Virginia	Commonwealth Hospice Legacy Hospice of the Piedmont Savoh Hospice Sovah Hospice
Virginia In-Home Partner-IX, LLC	Virginia
Virginia In-Home Partner-V, LLC	Virginia	Fauquier Health Home Care Services
Virginia In-Home Partner-VI, LLC	Virginia	Commonwealth Healthcare at Home Home Care of Memorial Hospital Savah Home Health of Martinsville
Virginia In-Home Partner-VII, LLC	Virginia
Virginia In-Home Partner-VIII, LLC	Virginia	Twin County Regional Home Health
Virginia In-Home Partner-X, LLC	Virginia
Virginia In-Home Partner-XI, LLC	Virginia	Commonwealth Home and Community-Based Services
Virginia In-Home Partner-XII, LLC	Virginia	Wythe Palliative Care of Southwest Virginia
Vision NewCo, LLC	Delaware
Vital Hospice, Inc.	Louisiana
Vivify Health, Inc.	Delaware
VPay Benefits Corporation	Texas
VPay Intermediate Holdings, LLC	Delaware
VPay, Inc.	Texas
Waco Ambulatory Surgery Center, LP	Texas	Waco Cardiology Cath Lab & Surgery Center
Walnut Hill Surgery Center, LLC	Texas
Ware Visiting Nurses Service, Inc.	Georgia	SunCrest Home Health
Washington D.C. Health Care Group, LLC	District of Columbia

Washington Health Care Group, LLC	Washington
Washington HomeCare and Hospice of Central Basin, LLC	Washington	Assured Home Health Assured Hospice
Washington Physical Therapy Services of Mill Creek, LLC	Washington
Waukegan Hospice, LLC	Delaware	LHC-Illinois Home Health Care of Gurnee Star Hospice
Wauwatosa Outpatient Surgery Center, LLC	Delaware
Wayland Square Surgicare GP, Inc.	Rhode Island
Weatherford Home Care Services, LLC	Delaware
WellMed Medical Management of Florida, Inc.	Florida	Optum of Hialeah
Optum of Little Havana
Optum of Westchester
WellMed at 9th Ave North
WellMed at Alafaya
WellMed at Apopka
WellMed at Bartow
WellMed at Bay Area
WellMed at Bayside
WellMed at Brandon Regional
WellMed at Carrollwood
WellMed at Central
WellMed at Clermont
WellMed at Collier
WellMed at Davenport
WellMed at Deltona
WellMed at Dr. Phillips
WellMed at Elk Mountain
WellMed at Flamingo
WellMed at Sheldon Rd.
WellMed at South Stuart
WellMed at Sun Lake
WellMed at Tarpon Springs
WellMed at The Villages
WellMed at Trinity
WellMed at Tyrone Gardens
WellMed at Wesley Chapel
wellMed at West Sanford
WellMed Medical Group
WellMed at Fort Pierce
WellMed at Haines City
WellMed at Haverford
WellMed at Hillmoor
WellMed at Holiday
WellMed at International Center
WellMed at Lake Copeland
WellMed at Lakeshore
WellMed at Lakewood
WellMed at Lawnwood
WellMed at Linebaugh
WellMed at Longwood
WellMed at N. Tamiami Trail
WellMed at New Tampa
WellMed at Oak Commons
WellMed at Pelican
WellMed at Piper
WellMed at Plant City - Family Practice Center
WellMed at Port St. Lucie West
WellMed at Sandlake Commons
WellMed at Sanford
WellMed at SE Lakeland
WellMed at Sebastian
WellMed at Semoran
WellMed Medical Management, Inc.	Texas

West Coast Endoscopy Holdings, LLC	Delaware
West Grove Home Care, LLC	Delaware	Brandywine River Valley Home Health Brandywine River Valley Home Health & Hospice Brandywine River Valley Hospice
West Tennessee HomeCare, LLC	Tennessee
West Virginia Health Care Group, LLC	West Virginia
West Virginia HomeCare, LLC	West Virginia	Care Partners Home Health
West Virginia Physical Therapy Services of Charleston, LLC	West Virginia
Western Arizona Regional Home Health and Hospice, LLC	Arizona
Western Region Health Corporation	New York	Willcare
Westgreen Surgical Center, LLC	Texas	Houston Orthopedic & Spine Surgery Center
WESTMED Practice Partners LLC	Delaware
Wetzel County HomeCare, LLC	West Virginia	Wetzel County HomeCare
Wichita ASC, LP	Delaware
Wichita Falls Texas Home Care, LLC	Texas
Wilkes-Barre Home Care Services, LLC	Delaware	Commonwealth Home Health and Hospice of Wilkes-Barre
Willcare Consumer Directed, Inc.	New York
Willcare, Inc.	New York	Willcare
Willow Park Endoscopy Center, LLC	Texas
Wilson Creek Surgical Center, LLC	Texas
Wisconsin Health Care Group, LLC	Wisconsin
Woods Home Health, LLC	Tennessee
Woodward Home Care Services, LLC	Delaware	Alliance Oklahoma Home Health Woodward Assured Home Health of Woodward
Wyoming Health Care Group, LLC	Wyoming
XLHealth Corporation	Maryland	XLHealth
XLHealth Corporation India Private Limited	Karnataka
Xplor Counseling, LLC	Hawaii	Divorce Solutions Hawaii
York Home Care Services, LLC	Delaware	Memorial White Rose Home Health Memorial White Rose Home Health and Hospice Memorial White Rose Hospice
Youngstown Home Care Services, LLC	Delaware	Ohio's Choice Home Health